As filed with the Securities and Exchange
                         Commission on January 31, 2006


                                               File Nos.  33-7812
                                                          811-04791

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                           Pre-Effective Amendment No.


                           Post-Effective Amendment No. 36    X


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940


                                 Amendment No. 38  X


                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)


      [_]    immediately upon filing pursuant to paragraph (b)
      [X]    on February 1, 2006 pursuant to paragraph (b)
      [_]    60 days after filing pursuant to paragraph (a)
      [_]    on (date) pursuant to paragraph (a)
      [_]    75 days after filing pursuant to paragraph (a)(2)
      [_]    on (date) pursuant to paragraph (a)(2) of Rule 485.

                                  PROSPECTUS

[LOGO]
     ALLIANCEBERNSTEIN/R/
Investment Research and Management

       AllianceBernstein Municipal Income Portfolios

                                                               February 1, 2006

  AllianceBernstein Municipal Portfolios
                                         [GRAPHIC]

                                              National Portfolio
                                         [GRAPHIC]

                                              Insured National Portfolio
                                         [GRAPHIC]

                                              California Portfolio
                                         [GRAPHIC]

                                              Insured California Portfolio
                                         [GRAPHIC]

                                              Arizona Portfolio
                                         [GRAPHIC]

                                              Florida Portfolio
                                         [GRAPHIC]

                                              Massachusetts Portfolio
                                         [GRAPHIC]

                                              Michigan Portfolio
                                         [GRAPHIC]

                                              Minnesota Portfolio
                                         [GRAPHIC]

                                              New Jersey Portfolio
                                         [GRAPHIC]

                                              New York Portfolio
                                         [GRAPHIC]

                                              Ohio Portfolio
                                         [GRAPHIC]

                                              Pennsylvania Portfolio
                                         [GRAPHIC]

                                              Virginia Portfolio
  AllianceBernstein Intermediate Municipal Portfolios
                                         [GRAPHIC]

                                              Intermediate Diversified
     Municipal Portfolio
                                         [GRAPHIC]

                                              Intermediate California
     Municipal Portfolio
                                         [GRAPHIC]

                                              Intermediate New York
     Municipal Portfolio


    The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                       Page

SUMMARY INFORMATION...................................   4

MUNICIPAL INCOME PORTFOLIOS...........................   6

NATIONAL PORTFOLIO....................................   7

INSURED NATIONAL PORTFOLIO............................   8

CALIFORNIA PORTFOLIO..................................   9

INSURED CALIFORNIA PORTFOLIO..........................  10

ARIZONA PORTFOLIO.....................................  11

FLORIDA PORTFOLIO.....................................  12

MASSACHUSETTS PORTFOLIO...............................  13

MICHIGAN PORTFOLIO....................................  14

MINNESOTA PORTFOLIO...................................  15

NEW JERSEY PORTFOLIO..................................  16

NEW YORK PORTFOLIO....................................  17

OHIO PORTFOLIO........................................  18

PENNSYLVANIA PORTFOLIO................................  19

VIRGINIA PORTFOLIO....................................  20

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO..........  21

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO...........  22

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO.............  23

RISK SUMMARY..........................................  24

FEES AND EXPENSES OF THE PORTFOLIOS...................  26

INVESTING IN THE PORTFOLIOS...........................  31
How to Buy Shares.....................................  31
The Different Share Class Expenses....................  32
Sales Charge Reduction Programs.......................  33
CDSC Waivers and Other Programs.......................  34
Special Distribution Arrangements for Group Retirement
 Plans................................................  35




                                                 Page

The "Pros" and "Cons" of Different Share Classes  35
Payments to Financial Advisors and their Firms..  36
How to Exchange Shares..........................  37
How to Sell or Redeem Shares....................  37
Frequent Purchases and Redemptions of Portfolio
 Shares.........................................  38
How the Portfolios Value their Shares...........  40

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
  INVESTMENTS...................................  40

MANAGEMENT OF THE PORTFOLIOS....................  45

DIVIDENDS, DISTRIBUTIONS AND TAXES..............  48

GENERAL INFORMATION.............................  50

GLOSSARY........................................  50

FINANCIAL HIGHLIGHTS............................  51

APPENDIX A......................................  65

BOND RATINGS....................................  65

APPENDIX B......................................  67
Hypothetical Investment and Expense Information.  67


SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about the AllianceBernstein Municipal Income Portfolios. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 40.


PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE

  A Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolios.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other municipal bond funds. For your information, municipal bond funds generally, but not always, are less risky than stock funds. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio whose performance as reflected in the bars does not vary significantly from year-to-year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for the Portfolios followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks that are applicable to municipal bond funds, such as municipal market risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed income securities owned by a Portfolio. The value of fixed income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for federal and state tax revenues and budgets. All of the Portfolios are subject to this risk.

                        WHAT IS MUNICIPAL MARKET RISK?

  Special factors relating to municipal securities could have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. The Portfolios that invest a large portion of their assets in a particular named state's municipal securities are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by Alliance:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds")


For a further description of credit ratings, see "Appendix A--Bond and Commercial Paper Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.


OTHER INFORMATION
Maturity and Duration


The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to changes in interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.



Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if an investment portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds have lower expected volatilities.


General

..  Each Portfolio's investment adviser is Alliance Capital Management L.P.
   ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.


.. Portfolios that have a non-fundamental policy to invest at least 80% of their net assets in securities indicated by their name, such as the State Portfolios, Insured National Portfolio or Insured California Portfolio, will not change these policies without 60 days' prior written notice to shareholders.

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------

OBJECTIVES AND PRINCIPAL STRATEGIES
AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what Alliance considers to be undue risk.

Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT.


Each of the AllianceBernstein Municipal Portfolios that invest in a named state (the "State Portfolios") pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax (in the case of the Florida Portfolio, intangible personal property tax). The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. The Insured California Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.


Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.


Each AllianceBernstein Municipal Portfolio also may invest in:

..  forward commitments;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.


AllianceBernstein Intermediate Municipal Portfolios:
The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing at least 80% of its net assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio
(the "Intermediate State Portfolios") invests at least 80% of its net assets in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its net assets in any one state. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.


Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.


PRINCIPAL RISKS:

                                ALL PORTFOLIOS

                  .Market Risk             .Inflation Risk
                  .Municipal Market Risk   .Derivatives Risk
                  .Interest Rate Risk
                  .Credit Risk

              STATE PORTFOLIOS and INTERMEDIATE STATE PORTFOLIOS

       .  Diversification Risk


Please see "Risk Summary" for a description of these and other risks of investing in a Portfolio.

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------


                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.15%   4.23%   4.42%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.09%   4.17%   4.31%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.65%   4.30%   4.43%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 0.89%   4.42%   4.46%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 2.88%   4.42%   4.17%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                 3.51%   5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 4.33  10.00    5.73    -5.89    9.77   4.85   4.03   7.42   4.84    4.60







You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.09%, 2nd quarter, 1997; and Worst quarter was down -3.53%, 4th quarter, 1999.

INSURED NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.72%  4.48%   4.67%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.73%  4.46%   4.41%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         0.91%  4.44%   4.45%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.03%  4.65%   4.68%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.01%  4.67%   4.40%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

 96      97      98       99     00      01      02      03     04      05
----    ----    ----     ----   -----   ----    ----    ----   ----    ----
4.60    9.66    5.63    -6.61   12.05   4.80    6.92    7.20    4.32   3.72



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.62%, 3rd quarter, 2002; and Worst quarter was down -3.23%, 2nd quarter, 2004.

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.59%   4.32%   4.94%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.57%   4.27%   4.89%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.87%   4.35%   4.90%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.19%   4.48%   4.94%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.19%   4.48%   4.65%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                 3.51%   5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

 96     97      98      99     00      01     02      03     04     05
----   ----    ----    ----   -----   ----   ----    ----   ----   ----
4.36   10.89   6.36   -3.29   10.13   4.07   7.22    4.44   5.45   5.01



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.87%, 3rd quarter, 2002; and Worst quarter was down -2.61%, 4th quarter, 1999.

INSURED CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.53%  3.73%   4.61%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.79%  3.55%   4.44%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.32%  3.71%   4.48%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.23%  3.88%   4.61%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.20%  3.88%   4.31%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

 96       97       98       99      00       01      02      03     04     05
----     -----    ----    -----    -----    ----    ----    ----   ----   ----
2.57     10.04    6.12    -4.73    14.53    3.57    8.60    3.96   3.28   3.90


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 6.52%, 3rd quarter, 2002; and Worst quarter was down -3.94%, 1st quarter, 1996.

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.18%  4.70%   5.41%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.19%  4.68%   5.31%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.30%  4.68%   5.28%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.55%  4.88%   5.44%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.55%  4.88%   5.14%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

  96      97       98       99      00      01      02      03     04     05
 ----    ----     ----     ----   -----    ----    ----    ----   ----   ----
 5.18   10.48    7.29    -2.43    10.72    5.42    6.79    5.29   6.35   4.25



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.21%, 2nd quarter, 1997; and Worst quarter was down -2.74%, 1st quarter, 1996.

FLORIDA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.25%   4.88%   5.16%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.23%   4.86%   5.13%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.70%   4.88%   5.14%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 0.92%   5.04%   5.16%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.00%   5.06%   4.87%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                 3.51%   5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                      [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 4.00   10.78   6.23    -3.81    10.61  5.99   7.86   5.40   5.01    4.74



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.12%, 3rd quarter, 2002; and Worst quarter was down -2.54%, 1st quarter, 1996.

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.29%  4.13%   5.35%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.32%  4.09%   5.14%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.25%  4.19%   5.17%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.39%  4.32%   5.38%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.38%  4.32%   5.09%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]

                             Calendar Year End (%)

  96     97      98      99      00     01     02     03     04      05
 ----   ----    ----    ----    ----   ----   ----   ----   ----    ----
 8.00  11.82    6.79   -4.65   11.93   4.55   6.18   4.74   5.53    4.18




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.49%, 2nd quarter, 1996; and Worst quarter was down -2.55%, 4th quarter, 1999.

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.11%  4.77%   5.54%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.14%  4.72%   5.31%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.34%  4.71%   5.28%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.62%  4.98%   5.57%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.68%  4.99%   5.28%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]

                             Calendar Year End (%)

  96     97      98      99      00     01     02     03     04      05
 ----   ----    ----    ----    ----   ----   ----   ----   ----    ----
 4.78  11.49    6.41   -2.90   12.52   5.91   8.24   4.62   5.39    4.30





You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.40%, 2nd quarter, 1997; and Worst quarter was down -2.93%, 1st quarter, 1996.

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.31%  4.28%   5.06%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.34%  4.25%   5.02%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.18%  4.30%   5.01%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.37%  4.47%   5.06%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.36%  4.48%   4.78%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                       [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 4.70  10.05    6.56    -3.05   11.60   5.09   6.98   5.60   4.22    4.10





You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.26%, 3rd quarter, 2002; and Worst quarter was down -2.89%, 1st quarter, 1996.

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.26%  3.56%   4.49%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.30%  3.51%   4.45%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.26%  3.67%   4.51%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.56%  3.73%   4.48%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.47%  3.73%   4.19%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 4.02  10.22    7.05    -4.52   11.10   3.32   4.91   5.31   4.64    4.18





You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.20%, 3rd quarter, 2004; and Worst quarter was down -2.88%, 2nd quarter, 2004.

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.24%  4.30%   4.91%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.26%  4.28%   4.88%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.41%  4.38%   4.91%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.58%  4.44%   4.92%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.56%  4.45%   4.61%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 4.25  11.20    5.89    -4.13   11.12   3.98   6.63   6.08   5.24    4.18






You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.69%, 2nd quarter, 1997; and Worst quarter was down -2.38%, 1st quarter, 1996.

OHIO PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.56%  4.31%   4.96%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.58%  4.28%   4.93%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.05%  4.34%   4.94%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.13%  4.49%   4.98%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.03%  4.46%   4.68%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 4.62  11.66    5.99    -3.71   10.30   4.80   5.92   6.67   4.90    3.84





You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 3.87%, 2nd quarter, 1997; and Worst quarter was down -2.25%, 4th quarter, 1999.

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.49%  4.82%   5.17%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.50%  4.79%   5.13%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.10%  4.79%   5.11%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.33%  5.02%   5.19%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.33%  5.03%   4.91%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                  3.51%  5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 5.64  10.60    6.36    -4.98   10.86   6.98   7.27   5.94   4.58    3.96





You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 3.78%, 3rd quarter, 1997; and Worst quarter was down -2.36%, 3rd quarter, 1999.

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.39%   4.85%   5.63%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.37%   4.83%   5.37%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.77%   4.83%   5.37%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.19%   5.07%   5.65%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.15%   5.06%   5.37%
---------- ----------------------------------- ------ ------- --------
Lehman
Brothers
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                 3.51%   5.59%   5.71%
---------- ----------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 7.17  11.52    7.08    -2.46    9.31   4.87   8.01   6.31   4.82    4.85






You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 4.98%, 3rd quarter, 1997; and Worst quarter was down -1.59%, 2nd quarter, 2004.

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -3.00%    2.05%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -3.02%    2.04%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                -1.00%    2.20%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -2.37%    2.48%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                     -0.41%    2.47%
---------- --------------------------------------- ------ -----------
Lehman
Brothers
Five Year
General
Obligation
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                      1.07%    3.72%
---------- --------------------------------------- ------ -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 n/a    n/a     n/a      n/a     n/a    n/a    n/a    3.83   2.26    1.28




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 2.49%, 3rd quarter, 2004; and Worst quarter was down -1.85%, 2nd quarter, 2004.

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -3.02%    1.76%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -3.03%    1.72%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                -1.00%    1.90%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -2.29%    2.19%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                     -0.40%    2.17%
---------- --------------------------------------- ------ -----------
Lehman
Brothers
Five Year
General
Obligation
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                      1.07%    3.72%
---------- --------------------------------------- ------ -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 n/a    n/a     n/a      n/a     n/a    n/a    n/a    3.43   2.33    1.29




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 2.38%, 3rd quarter, 2004; and Worst quarter was down -1.79%, 2nd quarter, 2004.

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -2.89%    2.14%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -2.91%    2.13%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                -0.85%    2.28%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -2.19%    2.56%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                     -0.30%    2.56%
---------- --------------------------------------- ------ -----------
Lehman
Brothers
Five Year
General
Obligation
Municipal  (reflects no deduction for fees,
Bond Index expenses, or taxes)                      1.07%    3.72%
---------- --------------------------------------- ------ -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                        [CHART]

                             Calendar Year End (%)

  96     97      98       99      00     01     02     03     04      05
 ----   ----    -----    ----    ----   ----   ----   ----   ----    ----
 n/a    n/a     n/a      n/a     n/a    n/a    n/a    3.69   2.26    1.39




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 2.64%, 3rd quarter, 2004; and Worst quarter was down -1.93%, 2nd quarter, 2004.

RISK SUMMARY


In this Summary, we describe principal and other risks that may affect a Portfolio's investment portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK


This is the risk that the value of a Portfolio's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.


MUNICIPAL MARKET RISK


This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in municipal securities issued within a particular state, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


INTEREST RATE RISK
Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

PREPAYMENT RISK
Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

DIVERSIFICATION RISK
The Insured California Portfolio, Ohio Portfolio, Pennsylvania Portfolio, Virginia Portfolio and Intermediate State Portfolios are not "diversified". Portfolios that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK


The Portfolios may use derivative securities. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.


LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results.

----------------------------------------------------------------------------------------------------------------------------
                                              Municipal Interest                            Diversifi
                                       Market  Market     Rate   Credit Inflation  Prepay    cation   Derivatives Liquidity
Fund                                    Risk    Risk      Risk    Risk    Risk    ment Risk   Risk       Risk       Risk
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein National Portfolio     .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Insured National
 Portfolio                               .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein California Portfolio            .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Insured California
 Portfolio                               .        .        .       .        .         .         .          .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Arizona Portfolio      .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Florida Portfolio      .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Massachusetts
 Portfolio                               .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Michigan Portfolio     .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Minnesota Portfolio    .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New Jersey Portfolio   .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New York Portfolio     .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Ohio Portfolio         .        .        .       .        .         .         .          .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Pennsylvania
 Portfolio                               .        .        .       .        .         .         .          .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Virginia Portfolio     .        .        .       .        .         .         .          .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 Diversified Municipal Portfolio         .        .        .       .        .         .                    .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 California Portfolio                    .        .        .       .        .         .         .          .          .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 New York Portfolio                      .        .        .       .        .         .         .          .          .
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
                                       Manage
                                        ment
Fund                                    Risk
---------------------------------------------
AllianceBernstein National Portfolio     .
---------------------------------------------
AllianceBernstein Insured National
 Portfolio                               .
---------------------------------------------
AllianceBernstein California Portfolio   .
---------------------------------------------
AllianceBernstein Insured California
 Portfolio                               .
---------------------------------------------
AllianceBernstein Arizona Portfolio      .
---------------------------------------------
AllianceBernstein Florida Portfolio      .
---------------------------------------------
AllianceBernstein Massachusetts
 Portfolio                               .
---------------------------------------------
AllianceBernstein Michigan Portfolio     .
---------------------------------------------
AllianceBernstein Minnesota Portfolio    .
---------------------------------------------
AllianceBernstein New Jersey Portfolio   .
---------------------------------------------
AllianceBernstein New York Portfolio     .
---------------------------------------------
AllianceBernstein Ohio Portfolio         .
---------------------------------------------
AllianceBernstein Pennsylvania
 Portfolio                               .
---------------------------------------------
AllianceBernstein Virginia Portfolio     .
---------------------------------------------
AllianceBernstein Intermediate
 Diversified Municipal Portfolio         .
---------------------------------------------
AllianceBernstein Intermediate
 California Portfolio                    .
---------------------------------------------
AllianceBernstein Intermediate
 New York Portfolio                      .
---------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to a Portfolio. You pay other fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A   Class B     Class C
                                                      Shares    Shares      Shares
                                                     --------- ---------- -----------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 4.25% (a)    None       None

Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or redemption
 proceeds, whichever is lower)                       None (a)  3.00% (a)* 1.00% (a)**

Exchange Fee                                           None       None       None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Investing in the Portfolios--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B Shares automatically convert to Class A Shares after 6 years.
  For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year. **For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) AND EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       National Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .07%    .07%    .07%
          Other Expenses                           .10%    .11%    .11%
                                                  ----    ----    ----
        Total Other Expenses                       .17%    .18%    .18%
        Total Portfolio Operating Expenses (a)     .92%   1.63%   1.63%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.24%)  (.25%)  (.25%)
                                                  ----    ----    ----
        Net Expenses                               .68%   1.38%   1.38%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  492   $  441    $  141    $  241   $  141
After 3 years*  $  683   $  590    $  490    $  490   $  490
After 5 years*  $  890   $  863    $  863    $  863   $  863
After 10 years* $1,487   $1,547**  $1,547**  $1,912   $1,912



                                                 Class A Class B Class C
       Insured National Portfolio                ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .07%    .07%    .07%
          Other Expenses                           .22%    .23%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .29%    .30%    .30%
        Total Portfolio Operating Expenses (a)    1.04%   1.75%   1.75%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                          (0%)  (.01%)  (.01%)
                                                  ----    ----    ----
        Net Expenses                              1.04%   1.74%   1.74%
                                                  ====    ====    ====


                                   Examples

               Class A Class B+  Class B++ Class C+ Class C++
               ------- --------  --------- -------- ---------
After 1st year $  527   $  477    $  177    $  277   $  177
After 3 years  $  742   $  650    $  550    $  550   $  550
After 5 years  $  975   $  948    $  948    $  948   $  948
After 10 years $1,642   $1,702**  $1,702**  $2,062   $2,062



                                                 Class A Class B Class C
       California Portfolio                      ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .04%    .04%
          Other Expenses                           .07%    .07%    .07%
                                                  ----    ----    ----
        Total Other Expenses                       .11%    .11%    .11%
        Total Portfolio Operating Expenses (a)     .86%   1.56%   1.56%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.09%)  (.09%)  (.09%)
                                                  ----    ----    ----
        Net Expenses                               .77%   1.47%   1.47%
                                                  ====    ====    ====


                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  500   $  450    $  150    $  250   $  150
After 3 years*  $  679   $  584    $  484    $  484   $  484
After 5 years*  $  873   $  841    $  841    $  841   $  841
After 10 years* $1,433   $1,487**  $1,487**  $1,849   $1,849


                                                 Class A Class B Class C
       Insured California Portfolio              ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .04%    .04%
          Other Expenses                           .23%    .24%    .24%
                                                  ----    ----    ----
        Total Other Expenses                       .27%    .28%    .28%
        Total Portfolio Operating Expenses (a)    1.02%   1.73%   1.73%
                                                  ====    ====    ====


                                   Examples

               Class A Class B+  Class B++ Class C+ Class C++
               ------- --------  --------- -------- ---------
After 1st year $  525   $  476    $  176    $  276   $  176
After 3 years  $  736   $  645    $  545    $  545   $  545
After 5 years  $  964   $  939    $  939    $  939   $  939
After 10 years $1,620   $1,681**  $1,681**  $2,041   $2,041


                                                 Class A Class B Class C
       Arizona Portfolio                         ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .05%    .04%
          Other Expenses                           .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .22%    .23%    .22%
        Total Portfolio Operating Expenses (a)     .97%   1.68%   1.67%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.19%)  (.20%)  (.19%)
                                                  ----    ----    ----
        Net Expenses                               .78%   1.48%   1.48%
                                                  ====    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  501   $  451    $  151    $  251   $  151
After 3 years*  $  703   $  610    $  510    $  508   $  508
After 5 years*  $  921   $  894    $  894    $  890   $  890
After 10 years* $1,548   $1,608**  $1,608**  $1,960   $1,960

--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Florida Portfolio                         ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .05%    .04%
          Other Expenses                           .18%    .17%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .22%    .22%    .22%
        Total Portfolio Operating Expenses (a)     .97%   1.67%   1.67%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.19%)  (.19%)  (.19%)
                                                  ----    ----    ----
        Net Expenses                               .78%   1.48%   1.48%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  501   $  451    $  151    $  251   $  151
After 3 years*  $  703   $  608    $  508    $  508   $  508
After 5 years*  $  921   $  890    $  890    $  890   $  890
After 10 years* $1,548   $1,603**  $1,603**  $1,960   $1,960


                                                 Class A Class B Class C
       Massachusetts Portfolio                   ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .22%    .22%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .27%    .28%    .28%
        Total Portfolio Operating Expenses (a)    1.02%   1.73%   1.73%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.20%)  (.21%)  (.21%)
                                                  ----    ----    ----
        Net Expenses                               .82%   1.52%   1.52%
                                                  ====    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  505   $  455    $  155    $  255   $  155
After 3 years*  $  717   $  624    $  524    $  524   $  524
After 5 years*  $  946   $  919    $  919    $  919   $  919
After 10 years* $1,602   $1,663**  $1,663**  $2,024   $2,024


                                                 Class A Class B Class C
       Michigan Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .07%    .07%    .07%
          Other Expenses                           .23%    .24%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .30%    .31%    .30%
        Total Portfolio Operating Expenses (a)    1.05%   1.76%   1.75%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.06%)  (.06%)  (.05%)
                                                  ----    ----    ----
        Net Expenses                               .99%   1.70%   1.70%
                                                  ====    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  522   $  473    $  173    $  273   $  173
After 3 years*  $  739   $  648    $  548    $  546   $  546
After 5 years*  $  974   $  949    $  949    $  944   $  944
After 10 years* $1,648   $1,709**  $1,709**  $2,058   $2,058


                                                 Class A Class B Class C
       Minnesota Portfolio                       ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .06%    .06%
          Other Expenses                           .32%    .32%    .31%
                                                  ----    ----    ----
        Total Other Expenses                       .37%    .38%    .37%
        Total Portfolio Operating Expenses (a)    1.12%   1.83%   1.82%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.22%)  (.23%)  (.22%)
                                                  ----    ----    ----
        Net Expenses                               .90%   1.60%   1.60%
                                                  ====    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  513   $  463    $  163    $  263   $  163
After 3 years*  $  745   $  653    $  553    $  551   $  551
After 5 years*  $  995   $  969    $  969    $  965   $  965
After 10 years* $1,711   $1,772**  $1,772**  $2,119   $2,119


                                                 Class A Class B Class C
       New Jersey Portfolio                      ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .07%    .08%    .07%
          Other Expenses                           .19%    .19%    .19%
                                                  ----    ----    ----
        Total Other Expenses                       .26%    .27%    .26%
        Total Portfolio Operating Expenses (a)    1.01%   1.72%   1.71%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.14%)  (.15%)  (.14%)
                                                  ----    ----    ----
        Net Expenses                               .87%   1.57%   1.57%
                                                  ====    ====    ====


                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  510   $  460    $  160    $  260   $  160
After 3 years*  $  720   $  627    $  527    $  525   $  525
After 5 years*  $  946   $  919    $  919    $  915   $  915
After 10 years* $1,596   $1,657**  $1,657**  $2,008   $2,008

--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       New York Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .06%    .06%
          Other Expenses                           .10%    .11%    .10%
                                                  ----    ----    ----
        Total Other Expenses                       .16%    .17%    .16%
        Total Portfolio Operating Expenses (a)     .91%   1.62%   1.61%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.33%)  (.34%)  (.33%)
                                                  ----    ----    ----
        Net Expenses                               .58%   1.28%   1.28%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  482   $  430    $  130    $  230   $  130
After 3 years*  $  671   $  578    $  478    $  476   $  476
After 5 years*  $  877   $  849    $  849    $  845   $  845
After 10 years* $1,468   $1,528**  $1,528**  $1,883   $1,883


                                                 Class A Class B Class C
       Ohio Portfolio                            ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .06%    .06%
          Other Expenses                           .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .24%    .24%    .24%
        Total Portfolio Operating Expenses (a)     .99%   1.69%   1.69%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.14%)  (.14%)  (.14%)
                                                  ----    ----    ----
        Net Expenses                               .85%   1.55%   1.55%
                                                  ====    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  508   $  458    $  158    $  258   $  158
After 3 years*  $  714   $  619    $  519    $  519   $  519
After 5 years*  $  936   $  905    $  905    $  905   $  905
After 10 years* $1,574   $1,629**  $1,629**  $1,986   $1,986


                                                 Class A Class B Class C
       Pennsylvania Portfolio                    ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .07%    .08%    .07%
          Other Expenses                           .21%    .20%    .21%
                                                  ----    ----    ----
        Total Other Expenses                       .28%    .28%    .28%
        Total Portfolio Operating Expenses (a)    1.03%   1.73%   1.73%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.08%)  (.08%)  (.08%)
                                                  ----    ----    ----
        Net Expenses                               .95%   1.65%   1.65%
                                                  ====    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  518   $  468    $  168    $  268   $  168
After 3 years*  $  731   $  637    $  537    $  537   $  537
After 5 years*  $  962   $  931    $  931    $  931   $  931
After 10 years* $1,624   $1,679**  $1,679**  $2,034   $2,034


                                                 Class A Class B Class C
       Virginia Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .19%    .20%    .19%
                                                  ----    ----    ----
        Total Other Expenses                       .24%    .25%    .24%
        Total Portfolio Operating Expenses (a)     .99%   1.70%   1.69%
                                                  ====    ====    ====
        Waiver and/or Expense
         Reimbursement (b)                        (.27%)  (.28%)  (.27%)
                                                  ----    ----    ----
        Net Expenses                               .72%   1.42%   1.42%
                                                  ====    ====    ====


                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  495   $  445    $  145    $  245   $  145
After 3 years*  $  701   $  608    $  508    $  506   $  506
After 5 years*  $  924   $  897    $  897    $  892   $  892
After 10 years* $1,563   $1,623**  $1,623**  $1,975   $1,975


       Intermediate Diversified Municipal        Class A Class B Class C
       Portfolio                                 ------- ------- -------
        Management Fees                            .47%    .47%    .47%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .05%    .05%    .05%
                                                   ---    ----    ----
        Total Other Expenses                       .10%    .10%    .10%
        Total Portfolio Operating Expenses         .87%   1.57%   1.57%
                                                   ===    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  510   $  460    $  160    $  260   $  160
After 3 years*  $  691   $  596    $  496    $  496   $  496
After 5 years*  $  887   $  855    $  855    $  855   $  855
After 10 years* $1,452   $1,507**  $1,507**  $1,867   $1,867

--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate California                   Class A Class B Class C
       Municipal Portfolio                       ------- ------- -------
        Management Fees                            .50%    .50%    .50%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .04%    .04%
          Other Expenses                           .05%    .05%    .05%
                                                   ---    ----    ----
        Total Other Expenses                       .09%    .09%    .09%
        Total Portfolio Operating Expenses         .89%   1.59%   1.59%
                                                   ===    ====    ====


                           Examples
--------------------------------------------------------------

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  512   $  462    $  162    $  262   $  162
After 3 years*  $  697   $  602    $  502    $  502   $  502
After 5 years*  $  897   $  866    $  866    $  866   $  866
After 10 years* $1,474   $1,529**  $1,529**  $1,889   $1,889


       Intermediate New York                     Class A Class B Class C
       Municipal Portfolio                       ------- ------- -------
        Management Fees                            .49%    .49%    .49%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .06%    .06%    .06%
                                                   ---    ----    ----
        Total Other Expenses                       .11%    .11%    .11%
        Total Portfolio Operating Expenses         .90%   1.60%   1.60%
                                                   ===    ====    ====

                                   Examples

                Class A Class B+  Class B++ Class C+ Class C++
                ------- --------  --------- -------- ---------
After 1st year  $  513   $  463    $  163    $  263   $  163
After 3 years*  $  700   $  605    $  505    $  505   $  505
After 5 years*  $  902   $  871    $  871    $  871   $  871
After 10 years* $1,486   $1,541**  $1,541**  $1,900   $1,900

--------------------------------------------------------------------------------

(a)Restated to exclude expenses attributable to estimated costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006. These amounts for each Portfolio are as follows:


                      Portfolio                    Amount
                      ---------                    ------
                      National Portfolio            .02%
                      Insured National Portfolio    .02%
                      California Portfolio          .01%
                      Insured California Portfolio  .01%
                      Arizona Portfolio             .01%
                      Florida Portfolio             .01%
                      Massachusetts Portfolio       .02%
                      Michigan Portfolio            .02%
                      Minnesota Portfolio           .02%
                      New Jersey Portfolio          .02%
                      New York Portfolio            .02%
                      Ohio Portfolio                .02%
                      Pennsylvania Portfolio        .02%
                      Virginia Portfolio            .02%


(b)Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms.
+ Assumes redemption at end of period.
++Assumes no redemption at end of period.
* These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.
**Assumes Class B shares convert to Class A shares after 6 years.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Portfolios and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:


..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;


.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.


A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABIRM may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table near the front of the Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees Each Portfolio has adopted plans under Commission Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A             .30%
Class B            1.00%
Class C            1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio within one year, all investments in Class A shares of a Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.


Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase CDSC
------------------- ----
      First         3.0%
      Second        2.0%
      Third         1.0%
      Fourth        None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Portfolio's SAI.


Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.


            You Can Reduce Sales Charges When Buying Class A Shares


Breakpoints or Quantity Discounts Offered by the Portfolios
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her
 or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or


.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.


Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their Automatic Investment Program despite the $50 monthly minimum discussed above. Please see a Portfolio's SAI for more details.


Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.



Systematic Withdrawal Plan
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.


SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and a Portfolio's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Portfolio's SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

  Your financial advisor's firm receives compensation from the Portfolios, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

  -upfront sales commissions
  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder record-keeping and/or transfer agency services

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABIRM may pay a portion of "ticket" or other transactional charges.


For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2005, ABIRM paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell
AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments



Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio
By Mail:


.. Send a signed letter of instruction or stock power, along with certificates, to:

          Alliance Global Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          Alliance Global Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230


.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


.. For your protection, AGIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor Alliance, AGIS, ABIRM or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that AGIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per fund account per day.


.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Portfolios, through their agents,
   ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Portfolio's Board of Directors/Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.


MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Portfolios investment objectives, investment practices and risks. Most of these investment practices are discretionary, which means that Alliance may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's SAI.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.


The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. It is expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch.


Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the following Portfolios' fiscal years ended in 2005, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                           Below     AMT-
                                                         Investment Subject
Portfolio                       AAA    AA      A     BBB   Grade     Bonds
        ---------               ---    --      --    --- ---------- -------
Alliance-Bernstein Municipal Portfolios:
National                        33%    16%    13%    20%     18%      27%
Insured National                72     26      2      0       0        0
Arizona                         64      8      7     15       6       13
California                      55      5     16     17       7       18
Insured California              96      2      2      0       0        0
Florida                         52     16     11      9      12       33
Massachusetts                   61     19      5     10       5       27
Michigan                        62     15      4      9      10       21
Minnesota                       59     11     19      7       4       27
New Jersey                      53     19     14      9       5       30
New York                        43     14     21      9      13       27
Ohio                            56     10     19      9       6       18
Pennsylvania                    50     21     13      7       9       28
Virginia                        54     24     10      3       9       37

Alliance-Bernstein Intermediate Municipal Portfolios:
Intermediate
 Diversified Municipal          67     16      9      3       5        5
Intermediate
 California Municipal           65     13     14      3       5        6
Intermediate
 New York Municipal             67     14     11      2       6        6

Derivatives. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations. The Portfolios may use the following types of derivatives.


.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). The Portfolios investment in and limitations with respect to options include the following:



   Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties.



.. Futures and Options on Futures Contracts--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.


.. Forwards--A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date.

.. Swap Transactions--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount).

The Portfolios investments in swap transactions include the following:

.. Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

  Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

.. Interest Rate Swaps, Caps and Floors. Each Portfolio that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


  A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No AllianceBernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Unless there is a counterparty default, the risk of loss with respect to interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

Loans of Portfolio Securities. For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Structured Securities. Structured Securities are often referred to as "hybrid investments". A Portfolio may invest in hybrid instruments that have the characteristics of futures, options, currencies and securities. These instruments may take a varied of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indices or other financial or economic indicators, data or events.


Variable, Floating and Inverse Floating Rate Instruments. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.


Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


Illiquid Securities. Under current SEC Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.


Repurchase Agreements. Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Unrated Securities. A Portfolio may invest in unrated securities when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with a Portfolio's objectives and policies.

Temporary Defensive Position. In attempting to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.


Portfolio Holdings. Alliance may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including the name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of a Portfolio's investment by country, sector and industry, as applicable, on its website at www.AllianceBernstein.com (click on the "Investment Solutions" quick link, chose "Mutual Funds", then select the Portfolio). A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.


MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER
Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which over $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.



Alliance Capital Management L.P. has announced that it will change its name to AllianceBernstein L.P., effective approximately late February, 2006. In addition, the Portfolios' distributor, ABIRM, will change its name to AllianceBernstein Investments, Inc., on or about February 24, 2006.


Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:


                               Fee as a
                             percentage of
                             average daily Fiscal Year
Portfolio                     net assets*     Ended
---------                    ------------- -----------
AllianceBernstein Municipal Portfolios:
National Portfolio               .20%       10/31/05
Insured National Portfolio       .45%       10/31/05
California Portfolio             .36%       10/31/05
Insured California Portfolio     .45%       10/31/05
Arizona Portfolio                .26%        9/30/05
Florida Portfolio                .26%        9/30/05
Massachusetts Portfolio          .24%        9/30/05
Michigan Portfolio               .45%        9/30/05
Minnesota Portfolio              .30%        9/30/05
New Jersey Portfolio             .31%        9/30/05
New York Portfolio               .12%       10/31/05
Ohio Portfolio                   .31%        9/30/05
Pennsylvania Portfolio           .37%        9/30/05
Virginia Portfolio               .22%        9/30/05

                             Fee as a
                           percentage of
                           average daily Fiscal Year
Portfolio                   net assets*     Ended
---------                  ------------- -----------
AllianceBernstein Intermediate Municipal Portfolios:
Intermediate Diversified
 Municipal Portfolio           .47%        9/30/05
Intermediate California
 Municipal Portfolio           .50%        9/30/05
Intermediate New York
 Municipal Portfolio           .49%        9/30/05

*Fees are stated net of any waivers and/or reimbursements. See the subsection
 "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.


A discussion of the basis of the Board of Directors/Trustees approval of a Portfolio's investment advisory contract is available in the Portfolios' annual reports for the fiscal year ended September 30, 2005 and October 31, 2005.


Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of the clients of Alliance (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the five persons within the Municipal Bond Investment team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                   Principal Occupation During the
     Employee Title Year                 Past Five (5) Years
     -------------------      ------------------------------------------
Michael Brooks                Vice President of Alliance Capital
Senior Vice President         Management Corporation, ("ACMC"),
(since 2002 with respect to   with which he has been associated in a
the AllianceBernstein         substantially similar capacity since prior
Municipal Portfolios)         to 2001.
(since 1999 with respect to
the AllianceBernstein
Intermediate Municipal
Portfolios)

Fred S. Cohen                 Senior Vice President of ACMC, with
Senior Vice President         which he has been associated in a
(since 2002 with respect to   substantially similar capacity since prior
the AllianceBernstein         to 2001.
Municipal Portfolios)
(since 1994 with respect to
the AllianceBernstein
Intermediate Municipal
Portfolios)

R. B. Davidson III            Senior Vice President of ACMC, with
Senior Vice President         which he has been associated in a
(since 2002 with respect to   substantially similar capacity since prior
the AllianceBernstein         to 2001.
Municipal Portfolios)
(since inception with respect
to the AllianceBernstein
Intermediate Municipal
Portfolios)

David M. Dowden               Senior Vice President of ACMC, with
Senior Vice President         which he has been associated in a
(since 1994 with respect to   substantially similar capacity since prior
the AllianceBernstein         to 2001.
Municipal Portfolios)
(since 2002 with respect to
the AllianceBernstein
Intermediate Municipal
Portfolios)

Terrance T. Hults             Senior Vice President of ACMC, with
Senior Vice President         which he has been associated in a
(since 1995 with respect to   substantially similar capacity since prior
the AllianceBernstein         to 2001.
Municipal Portfolios)
(since 2002 with respect to
the AllianceBernstein
Intermediate Municipal
Portfolios)


The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.


The Portfolios' SAIs provide additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.


LEGAL PROCEEDINGS
As has been previously reported, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008.


(iii)Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Portfolios, will introduce governance and compliance changes.



In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waving a portion of the advisory fee it receives for managing the Portfolios. On September 7, 2004, each Portfolio's advisory agreement was amended to reflect the reduced advisory fee.



A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors/Trustees of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.



Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions and all removed state court actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand and that motion is pending.


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs'
Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.



It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
AGIS acts as the transfer agent for the Portfolios. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.


Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

For more information, please refer to a Portfolio's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
General
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios
Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.


California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.


Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.


Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Commission is the Securities and Exchange Commission.


Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).
This information has been audited by Ernst & Young LLP, the independent registered public accounting firm of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.


                                       Income from Investment Operations      Less Dividends and Distributions
                                     ------------------------------------  ---------------------------------------
                                                 Net Gains or
                           Net Asset    Net        Losses on               Dividends  Distributions
                            Value,   Investment   Investments   Total from  from Net   in Excess of  Distributions
                           Beginning   Income   (both realized  Investment Investment Net Investment     from
Fiscal Year or Period      of Period (Loss)+(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------      --------- ---------- --------------- ---------- ---------- -------------- -------------
National Portfolio
 Class A
 Year ended 10/31/05......  $10.13     $0.47        $(0.07)       $ 0.40     $(0.48)      $ 0.00         $0.00
 Year ended 10/31/04*.....    9.96      0.50          0.17          0.67      (0.50)        0.00          0.00
 Year ended 10/31/03......    9.80      0.52          0.18          0.70      (0.54)        0.00          0.00
 Year ended 10/31/02......   10.34      0.54         (0.53)         0.01      (0.54)       (0.01)         0.00
 Year ended 10/31/01......   10.14      0.54          0.21          0.75      (0.54)       (0.01)         0.00
 Class B
 Year ended 10/31/05......  $10.12     $0.40        $(0.07)       $ 0.33     $(0.41)      $ 0.00         $0.00
 Year ended 10/31/04*.....    9.95      0.43          0.17          0.60      (0.43)        0.00          0.00
 Year ended 10/31/03......    9.79      0.45          0.18          0.63      (0.47)        0.00          0.00
 Year ended 10/31/02......   10.33      0.46         (0.52)        (0.06)     (0.47)       (0.01)         0.00
 Year ended 10/31/01......   10.13      0.47          0.21          0.68      (0.47)       (0.01)         0.00
 Class C
 Year ended 10/31/05......  $10.13     $0.40        $(0.07)       $ 0.33     $(0.41)      $ 0.00         $0.00
 Year ended 10/31/04*.....    9.95      0.43          0.18          0.61      (0.43)        0.00          0.00
 Year ended 10/31/03......    9.79      0.45          0.18          0.63      (0.47)        0.00          0.00
 Year ended 10/31/02......   10.34      0.47         (0.54)        (0.07)     (0.47)       (0.01)         0.00
 Year ended 10/31/01......   10.13      0.47          0.22          0.69      (0.47)       (0.01)         0.00
Insured National Portfolio
 Class A
 Year ended 10/31/05......  $10.29     $0.42        $(0.11)       $ 0.31     $(0.42)      $ 0.00         $0.00
 Year ended 10/31/04*.....   10.11      0.44          0.20          0.64      (0.46)        0.00          0.00
 Year ended 10/31/03......    9.92      0.47          0.14          0.61      (0.42)        0.00          0.00
 Year ended 10/31/02......   10.07      0.45         (0.14)         0.31      (0.45)       (0.01)         0.00
 Year ended 10/31/01......    9.58      0.45          0.50          0.95      (0.45)       (0.01)         0.00
 Class B
 Year ended 10/31/05......  $10.26     $0.35        $(0.11)       $ 0.24     $(0.35)      $ 0.00         $0.00
 Year ended 10/31/04*.....   10.09      0.36          0.19          0.55      (0.38)        0.00          0.00
 Year ended 10/31/03......    9.89      0.40          0.16          0.56      (0.36)        0.00          0.00
 Year ended 10/31/02......   10.05      0.37         (0.14)         0.23      (0.38)       (0.01)         0.00
 Year ended 10/31/01......    9.56      0.38          0.50          0.88      (0.38)       (0.01)         0.00
 Class C
 Year ended 10/31/05......  $10.27     $0.35        $(0.11)       $ 0.24     $(0.35)      $ 0.00         $0.00
 Year ended 10/31/04*.....   10.09      0.37          0.19          0.56      (0.38)        0.00          0.00
 Year ended 10/31/03......    9.90      0.40          0.15          0.55      (0.36)        0.00          0.00
 Year ended 10/31/02......   10.05      0.37         (0.13)         0.24      (0.38)       (0.01)         0.00
 Year ended 10/31/01......    9.56      0.38          0.50          0.88      (0.38)       (0.01)         0.00
California Portfolio
 Class A
 Year ended 10/31/05......  $10.93     $0.48        $(0.07)       $ 0.41     $(0.48)      $ 0.00         $0.00
 Year ended 10/31/04*.....   10.63      0.51          0.30          0.81      (0.51)        0.00          0.00
 Year ended 10/31/03......   10.84      0.53         (0.19)         0.34      (0.55)        0.00          0.00
 Year ended 10/31/02......   11.00      0.55         (0.15)         0.40      (0.54)       (0.02)         0.00
 Year ended 10/31/01......   10.88      0.54          0.14          0.68      (0.54)       (0.02)         0.00
 Class B
 Year ended 10/31/05......  $10.93     $0.40        $(0.07)       $ 0.33     $(0.40)      $ 0.00         $0.00
 Year ended 10/31/04*.....   10.63      0.44          0.30          0.74      (0.44)        0.00          0.00
 Year ended 10/31/03......   10.84      0.46         (0.20)         0.26      (0.47)        0.00          0.00
 Year ended 10/31/02......   11.00      0.47         (0.14)         0.33      (0.47)       (0.02)         0.00
 Year ended 10/31/01......   10.88      0.46          0.15          0.61      (0.46)       (0.03)         0.00
 Class C
 Year ended 10/31/05......  $10.93     $0.40        $(0.07)       $ 0.33     $(0.40)      $ 0.00         $0.00
 Year ended 10/31/04*.....   10.63      0.44          0.30          0.74      (0.44)        0.00          0.00
 Year ended 10/31/03......   10.84      0.46         (0.20)         0.26      (0.47)        0.00          0.00
 Year ended 10/31/02......   11.00      0.47         (0.14)         0.33      (0.47)       (0.02)         0.00
 Year ended 10/31/01......   10.88      0.46          0.15          0.61      (0.46)       (0.03)         0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                     ------------------------------------------------------

    Total     Net Asset                            Ratio of   Ratio of Net
  Dividends    Value,               Net Assets,    Expenses   Income/(Loss)
     and       End of     Total    End of Period  to Average   to Average     Portfolio
Distributions  Period   Return(b) (000's Omitted) Net Assets   Net Assets   Turnover Rate
------------- --------- --------- --------------- ----------  ------------- -------------
   $(0.48)     $10.05      3.95%     $337,201        0.68%(c)     4.65%           25%
    (0.50)      10.13      6.92       344,557        0.68(c)      4.94            47
    (0.54)       9.96      7.32       373,416        0.68(c)      5.25            35
    (0.55)       9.80      0.06       411,408        0.65(c)      5.28            63
    (0.55)      10.34      7.55       425,506        0.64(c)      5.22           194
   $(0.41)     $10.04      3.25%     $ 49,801        1.38%(c)     3.96%           25%
    (0.43)      10.12      6.18        72,264        1.39(c)      4.24            47
    (0.47)       9.95      6.57       101,287        1.39(c)      4.54            35
    (0.48)       9.79     (0.62)      122,656        1.35(c)      4.57            63
    (0.48)      10.33      6.84       132,074        1.36(c)      4.59           194
   $(0.41)     $10.05      3.24%     $ 61,622        1.38%(c)     3.96%           25%
    (0.43)      10.13      6.28        68,769        1.38(c)      4.24            47
    (0.47)       9.95      6.57        82,167        1.38(c)      4.55            35
    (0.48)       9.79     (0.72)       93,032        1.35(c)      4.58            63
    (0.48)      10.34      6.94        98,825        1.35(c)      4.61           194
   $(0.42)     $10.18      3.05%     $124,957        1.04%(d)     4.07%           17%
    (0.46)      10.29      6.42       129,888        1.03(d)      4.28            12
    (0.42)      10.11      6.32       139,179        1.04(d)      4.69            28
    (0.46)       9.92      3.13       164,154        1.01(d)      4.49            43
    (0.46)      10.07     10.11       169,744        1.04(d)      4.53           105
   $(0.35)     $10.15      2.34%     $ 16,375        1.74%(d)     3.39%           17%
    (0.38)      10.26      5.60        22,968        1.74(d)      3.58            12
    (0.36)      10.09      5.71        34,243        1.75(d)      4.00            28
    (0.39)       9.89      2.34        35,048        1.72(d)      3.79            43
    (0.39)      10.05      9.39        35,326        1.75(d)      3.83           105
   $(0.35)     $10.16      2.34%     $ 11,732        1.74%(d)     3.38%           17%
    (0.38)      10.27      5.71        12,198        1.73(d)      3.59            12
    (0.36)      10.09      5.60        14,149        1.74(d)      3.98            28
    (0.39)       9.90      2.44        17,592        1.71(d)      3.78            43
    (0.39)      10.05      9.39        16,650        1.74(d)      3.84           105
   $(0.48)     $10.86      3.78%     $590,042        0.77%(e)     4.36%           17%
    (0.51)      10.93      7.80       587,874        0.78(e)      4.75            34
    (0.55)      10.63      3.15       644,868        0.77(e)      4.93            33
    (0.56)      10.84      3.82       725,242        0.76(e)      5.05            23
    (0.56)      11.00      6.47       755,947        0.77(e)      4.98            78
   $(0.40)     $10.86      3.06%     $122,128        1.47%(e)     3.66%           17%
    (0.44)      10.93      7.05       175,215        1.48(e)      4.05            34
    (0.47)      10.63      2.43       237,147        1.48(e)      4.22            33
    (0.49)      10.84      3.10       279,697        1.46(e)      4.35            23
    (0.49)      11.00      5.74       269,726        1.48(e)      4.26            78
   $(0.40)     $10.86      3.06%     $125,067        1.47%(e)     3.66%           17%
    (0.44)      10.93      7.05       141,031        1.48(e)      4.05            34
    (0.47)      10.63      2.43       170,003        1.47(e)      4.23            33
    (0.49)      10.84      3.10       209,008        1.46(e)      4.35            23
    (0.49)      11.00      5.74       211,502        1.47(e)      4.25            78


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.


                                         Income from Investment Operations      Less Dividends and Distributions
                                       ------------------------------------- --------------------------------------
                                                   Net Gains or
                             Net Asset    Net        Losses on               Dividends  Distributions
                              Value,   Investment   Investments   Total from  from Net   in Excess of  Distributions
                             Beginning   Income   (both realized  Investment Investment Net Investment     from
Fiscal Year or Period        of Period (Loss)+(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------        --------- ---------- --------------- ---------- ---------- -------------- -------------
Insured California Portfolio
 Class A
 Year ended 10/31/05........  $14.21     $0.57        $(0.20)       $0.37      $(0.57)      $ 0.00        $ 0.00
 Year ended 10/31/04*.......   14.03      0.61          0.18         0.79       (0.61)        0.00          0.00
 Year ended 10/31/03........   14.17      0.60         (0.12)        0.48       (0.62)        0.00          0.00
 Year ended 10/31/02........   14.45      0.62         (0.12)        0.50       (0.62)       (0.04)        (0.12)
 Year ended 10/31/01........   13.74      0.63          0.74         1.37       (0.63)       (0.03)         0.00
 Class B
 Year ended 10/31/05........  $14.20     $0.47        $(0.19)       $0.28      $(0.47)      $ 0.00        $ 0.00
 Year ended 10/31/04*.......   14.02      0.50          0.19         0.69       (0.51)        0.00          0.00
 Year ended 10/31/03........   14.16      0.50         (0.12)        0.38       (0.52)        0.00          0.00
 Year ended 10/31/02........   14.46      0.52         (0.14)        0.38       (0.53)       (0.03)        (0.12)
 Year ended 10/31/01........   13.75      0.52          0.75         1.27       (0.52)       (0.04)         0.00
 Class C
 Year ended 10/31/05........  $14.20     $0.47        $(0.20)       $0.27      $(0.47)      $ 0.00        $ 0.00
 Year ended 10/31/04*.......   14.02      0.51          0.18         0.69       (0.51)        0.00          0.00
 Year ended 10/31/03........   14.16      0.50         (0.12)        0.38       (0.52)        0.00          0.00
 Year ended 10/31/02........   14.47      0.52         (0.15)        0.37       (0.53)       (0.03)        (0.12)
 Year ended 10/31/01........   13.75      0.52          0.76         1.28       (0.52)       (0.04)         0.00
Arizona Portfolio
 Class A
 Year ended 9/30/05.........  $10.95     $0.47        $ 0.11        $0.58      $(0.47)      $ 0.00        $ 0.00
 Year ended 9/30/04*........   10.76      0.51          0.19         0.70       (0.51)        0.00          0.00
 Year ended 9/30/03.........   11.02      0.51         (0.26)        0.25       (0.51)        0.00          0.00
 Year ended 9/30/02.........   10.80      0.51          0.26         0.77       (0.51)       (0.04)         0.00
 Year ended 9/30/01.........   10.47      0.54          0.34         0.88       (0.54)       (0.01)         0.00
 Class B
 Year ended 9/30/05.........  $10.94     $0.39        $ 0.10        $0.49      $(0.39)      $ 0.00        $ 0.00
 Year ended 9/30/04*........   10.74      0.43          0.20         0.63       (0.43)        0.00          0.00
 Year ended 9/30/03.........   11.00      0.43         (0.26)        0.17       (0.43)        0.00          0.00
 Year ended 9/30/02.........   10.78      0.43          0.27         0.70       (0.43)       (0.05)         0.00
 Year ended 9/30/01.........   10.46      0.47          0.33         0.80       (0.47)       (0.01)         0.00
 Class C
 Year ended 9/30/05.........  $10.94     $0.39        $ 0.10        $0.49      $(0.39)      $ 0.00        $ 0.00
 Year ended 9/30/04*........   10.74      0.43          0.20         0.63       (0.43)        0.00          0.00
 Year ended 9/30/03.........   11.00      0.43         (0.26)        0.17       (0.43)        0.00          0.00
 Year ended 9/30/02.........   10.78      0.43          0.27         0.70       (0.43)       (0.05)         0.00
 Year ended 9/30/01.........   10.46      0.47          0.33         0.80       (0.47)       (0.01)         0.00
Florida Portfolio
 Class A
 Year ended 9/30/05.........  $10.25     $0.47        $ 0.03        $0.50      $(0.47)      $ 0.00        $ 0.00
 Year ended 9/30/04*........   10.17      0.49          0.08         0.57       (0.49)        0.00          0.00
 Year ended 9/30/03.........   10.34      0.49         (0.13)        0.36       (0.53)        0.00          0.00
 Year ended 9/30/02.........   10.16      0.52          0.19         0.71       (0.52)       (0.01)         0.00
 Year ended 9/30/01.........    9.76      0.53          0.40         0.93       (0.53)        0.00          0.00
 Class B
 Year ended 9/30/05.........  $10.26     $0.40        $ 0.03        $0.43      $(0.40)      $ 0.00        $ 0.00
 Year ended 9/30/04*........   10.18      0.42          0.08         0.50       (0.42)        0.00          0.00
 Year ended 9/30/03.........   10.35      0.42         (0.14)        0.28       (0.45)        0.00          0.00
 Year ended 9/30/02.........   10.17      0.45          0.18         0.63       (0.45)        0.00          0.00
 Year ended 9/30/01.........    9.77      0.46          0.39         0.85       (0.45)        0.00          0.00
 Class C
 Year ended 9/30/05.........  $10.25     $0.40        $ 0.04        $0.44      $(0.40)      $ 0.00        $ 0.00
 Year ended 9/30/04*........   10.18      0.42          0.07         0.49       (0.42)        0.00          0.00
 Year ended 9/30/03.........   10.35      0.42         (0.14)        0.28       (0.45)        0.00          0.00
 Year ended 9/30/02.........   10.17      0.45          0.18         0.63       (0.45)        0.00          0.00
 Year ended 9/30/01.........    9.77      0.46          0.39         0.85       (0.45)        0.00          0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                     ------------------------------------------------------

    Total     Net Asset                            Ratio of   Ratio of Net
  Dividends    Value,               Net Assets,    Expenses   Income/(Loss)
     and       End of     Total    End of Period  to Average   to Average     Portfolio
Distributions  Period   Return(b) (000's Omitted) Net Assets   Net Assets   Turnover Rate
------------- --------- --------- --------------- ----------  ------------- -------------
   $(0.57)     $14.01      2.60%     $ 97,079        1.02%(f)     3.99%           37%
    (0.61)      14.21      5.75       103,414        1.00(f)      4.29             5
    (0.62)      14.03      3.39       124,817        1.07(f)      4.24            34
    (0.78)      14.17      3.65       144,973        1.03(f)      4.43            31
    (0.66)      14.45     10.16       168,469        1.04(f)      4.44           140
   $(0.47)     $14.01      1.96%     $ 15,626        1.73%(f)     3.29%           37%
    (0.51)      14.20      5.02        21,559        1.71(f)      3.58             5
    (0.52)      14.02      2.67        29,285        1.77(f)      3.52            34
    (0.68)      14.16      2.76        33,133        1.73(f)      3.70            31
    (0.56)      14.46      9.38        27,015        1.74(f)      3.72           140
   $(0.47)     $14.00      1.88%     $ 18,204        1.73%(f)     3.29%           37%
    (0.51)      14.20      5.02        19,603        1.70(f)      3.59             5
    (0.52)      14.02      2.67        21,951        1.77(f)      3.53            34
    (0.68)      14.16      2.69        22,715        1.73(f)      3.71            31
    (0.56)      14.47      9.46        20,541        1.74(f)      3.73           140
   $(0.47)     $11.06      5.36%     $111,704        0.78%(g)     4.22%           25%
    (0.51)      10.95      6.64        88,701        0.78(g)      4.69            28
    (0.51)      10.76      2.35       101,040        0.78(g)      4.72            28
    (0.55)      11.02      7.33       121,245        0.78(g)      4.73            11
    (0.55)      10.80      8.56        88,261        0.78(g)      5.08           119
   $(0.39)     $11.04      4.56%     $ 63,255        1.48%(g)     3.54%           25%
    (0.43)      10.94      5.98        76,951        1.48(g)      4.00            28
    (0.43)      10.74      1.62        89,938        1.48(g)      4.03            28
    (0.48)      11.00      6.65        92,349        1.48(g)      4.02            11
    (0.48)      10.78      7.76        56,024        1.48(g)      4.41           119
   $(0.39)     $11.04      4.56%     $ 24,926        1.48%(g)     3.53%           25%
    (0.43)      10.94      5.98        20,305        1.48(g)      4.00            28
    (0.43)      10.74      1.62        25,110        1.48(g)      4.03            28
    (0.48)      11.00      6.65        24,258        1.48(g)      4.00            11
    (0.48)      10.78      7.76        13,407        1.48(g)      4.43           119
   $(0.47)     $10.28      5.01%     $127,541        0.78%(h)     4.60%           23%
    (0.49)      10.25      5.78       101,529        0.78(h)      4.83            22
    (0.53)      10.17      3.54       109,543        0.78(h)      4.80            30
    (0.53)      10.34      7.21       109,373        0.78(h)      5.18            20
    (0.53)      10.16      9.71        97,714        0.78(h)      5.33            70
   $(0.40)     $10.29      4.29%     $ 53,996        1.48%(h)     3.91%           23%
    (0.42)      10.26      4.96        79,266        1.48(h)      4.12            22
    (0.45)      10.18      2.82       104,874        1.48(h)      4.09            30
    (0.45)      10.35      6.45       105,583        1.48(h)      4.47            20
    (0.45)      10.17      8.92        87,603        1.48(h)      4.62            70
   $(0.40)     $10.29      4.38%     $ 39,950        1.48%(h)     3.90%           23%
    (0.42)      10.25      4.96        39,170        1.48(h)      4.13            22
    (0.45)      10.18      2.82        46,929        1.48(h)      4.09            30
    (0.45)      10.35      6.45        49,102        1.48(h)      4.47            20
    (0.45)      10.17      8.93        40,360        1.48(h)      4.64            70


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.


                                    Income from Investment Operations      Less Dividends and Distributions
                                  ------------------------------------- ---------------------------------------
                                              Net Gains or
                        Net Asset    Net        Losses on               Dividends  Distributions
                         Value,   Investment   Investments   Total from  from Net   in Excess of  Distributions
                        Beginning   Income   (both realized  Investment Investment Net Investment     from
Fiscal Year or Period   of Period (Loss)+(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------   --------- ---------- --------------- ---------- ---------- -------------- -------------
Massachusetts Portfolio
 Class A
 Year ended 9/30/05....  $10.92     $0.47        $ 0.05        $0.52      $(0.48)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.79      0.51          0.13         0.64       (0.51)        0.00          0.00
 Year ended 9/30/03....   11.06      0.51         (0.26)        0.25       (0.52)        0.00          0.00
 Year ended 9/30/02....   11.05      0.54          0.04         0.58       (0.54)       (0.03)         0.00
 Year ended 9/30/01....   10.59      0.56          0.47         1.03       (0.56)       (0.01)         0.00
 Class B
 Year ended 9/30/05....  $10.91     $0.40        $ 0.03        $0.43      $(0.40)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.77      0.44          0.14         0.58       (0.44)        0.00          0.00
 Year ended 9/30/03....   11.03      0.44         (0.25)        0.19       (0.45)        0.00          0.00
 Year ended 9/30/02....   11.03      0.47          0.03         0.50       (0.47)       (0.03)         0.00
 Year ended 9/30/01....   10.57      0.49          0.47         0.96       (0.49)       (0.01)         0.00
 Class C
 Year ended 9/30/05....  $10.91     $0.40        $ 0.03        $0.43      $(0.40)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.77      0.44          0.14         0.58       (0.44)        0.00          0.00
 Year ended 9/30/03....   11.03      0.44         (0.25)        0.19       (0.45)        0.00          0.00
 Year ended 9/30/02....   11.03      0.47          0.03         0.50       (0.47)       (0.03)         0.00
 Year ended 9/30/01....   10.57      0.49          0.47         0.96       (0.49)       (0.01)         0.00
Michigan Portfolio
 Class A
 Year ended 9/30/05....  $10.79     $0.46        $ 0.09        $0.55      $(0.46)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.69      0.48          0.11         0.59       (0.49)        0.00          0.00
 Year ended 9/30/03....   10.91      0.47         (0.17)        0.30       (0.52)        0.00          0.00
 Year ended 9/30/02....   10.63      0.49          0.32         0.81       (0.49)       (0.04)         0.00
 Year ended 9/30/01....   10.16      0.52          0.48         1.00       (0.52)       (0.01)         0.00
 Class B
 Year ended 9/30/05....  $10.77     $0.38        $ 0.10        $0.48      $(0.39)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.67      0.41          0.10         0.51       (0.41)        0.00          0.00
 Year ended 9/30/03....   10.89      0.40         (0.18)        0.22       (0.44)        0.00          0.00
 Year ended 9/30/02....   10.62      0.41          0.32         0.73       (0.41)       (0.05)         0.00
 Year ended 9/30/01....   10.15      0.45          0.48         0.93       (0.45)       (0.01)         0.00
 Class C
 Year ended 9/30/05....  $10.77     $0.38        $ 0.10        $0.48      $(0.38)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.67      0.41          0.10         0.51       (0.41)        0.00          0.00
 Year ended 9/30/03....   10.89      0.40         (0.18)        0.22       (0.44)        0.00          0.00
 Year ended 9/30/02....   10.62      0.41          0.32         0.73       (0.41)       (0.05)         0.00
 Year ended 9/30/01....   10.14      0.45          0.49         0.94       (0.45)       (0.01)         0.00
Minnesota Portfolio
 Class A
 Year ended 9/30/05....  $10.14     $0.42        $ 0.05        $0.47      $(0.42)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.15      0.44         (0.01)        0.43       (0.44)        0.00          0.00
 Year ended 9/30/03....   10.31      0.45         (0.15)        0.30       (0.46)        0.00          0.00
 Year ended 9/30/02....   10.09      0.48          0.25         0.73       (0.48)       (0.03)         0.00
 Year ended 9/30/01....    9.72      0.52          0.38         0.90       (0.52)       (0.01)         0.00
 Class B
 Year ended 9/30/05....  $10.14     $0.35        $ 0.05        $0.40      $(0.35)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.15      0.37         (0.01)        0.36       (0.37)        0.00          0.00
 Year ended 9/30/03....   10.31      0.38         (0.15)        0.23       (0.39)        0.00          0.00
 Year ended 9/30/02....   10.08      0.40          0.27         0.67       (0.40)       (0.04)         0.00
 Year ended 9/30/01....    9.72      0.45          0.37         0.82       (0.45)       (0.01)         0.00
 Class C
 Year ended 9/30/05....  $10.15     $0.35        $ 0.05        $0.40      $(0.35)      $ 0.00         $0.00
 Year ended 9/30/04*...   10.16      0.37         (0.01)        0.36       (0.37)        0.00          0.00
 Year ended 9/30/03....   10.32      0.38         (0.15)        0.23       (0.39)        0.00          0.00
 Year ended 9/30/02....   10.10      0.40          0.26         0.66       (0.40)       (0.04)         0.00
 Year ended 9/30/01....    9.72      0.45          0.39         0.84       (0.45)       (0.01)         0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                     ------------------------------------------------------

    Total     Net Asset                            Ratio of   Ratio of Net
  Dividends    Value,               Net Assets,    Expenses   Income/(Loss)
     and       End of     Total    End of Period  to Average   to Average     Portfolio
Distributions  Period   Return(b) (000's Omitted) Net Assets   Net Assets   Turnover Rate
------------- --------- --------- --------------- ----------  ------------- -------------
   $(0.48)     $10.96      4.80%      $53,035        0.82%(i)     4.29%           25%
    (0.51)      10.92      6.13        39,749        0.82(i)      4.73            26
    (0.52)      10.79      2.39        46,342        0.82(i)      4.71            28
    (0.57)      11.06      5.46        66,197        0.82(i)      4.97            27
    (0.57)      11.05      9.92        63,384        0.82(i)      5.20           108
   $(0.40)     $10.94      4.00%      $50,203        1.52%(i)     3.61%           25%
    (0.44)      10.91      5.38        63,430        1.52(i)      4.04            26
    (0.45)      10.77      1.76        73,979        1.52(i)      4.02            28
    (0.50)      11.03      4.69        79,216        1.52(i)      4.28            27
    (0.50)      11.03      9.22        62,190        1.52(i)      4.53           108
   $(0.40)     $10.94      3.99%      $34,789        1.52%(i)     3.61%           25%
    (0.44)      10.91      5.38        35,598        1.52(i)      4.04            26
    (0.45)      10.77      1.76        46,542        1.52(i)      4.02            28
    (0.50)      11.03      4.69        53,156        1.52(i)      4.28            27
    (0.50)      11.03      9.22        44,688        1.52(i)      4.53           108
   $(0.46)     $10.88      5.16%      $54,635        0.99%(j)     4.19%           18%
    (0.49)      10.79      5.65        45,362        1.01(j)      4.51            18
    (0.52)      10.69      2.66        53,022        1.01(j)      4.38            46
    (0.53)      10.91      7.87        55,396        1.01(j)      4.57            18
    (0.53)      10.63     10.11        32,804        1.01(j)      5.01           115
   $(0.39)     $10.86      4.47%      $41,516        1.70%(j)     3.50%           18%
    (0.41)      10.77      4.91        47,605        1.71(j)      3.81            18
    (0.44)      10.67      1.95        58,034        1.71(j)      3.69            46
    (0.46)      10.89      7.06        53,097        1.71(j)      3.88            18
    (0.46)      10.62      9.39        29,436        1.71(j)      4.34           115
   $(0.38)     $10.87      4.54%      $43,225        1.70%(j)     3.50%           18%
    (0.41)      10.77      4.91        43,382        1.71(j)      3.82            18
    (0.44)      10.67      1.95        54,996        1.71(j)      3.69            46
    (0.46)      10.89      7.06        57,818        1.71(j)      3.86            18
    (0.46)      10.62      9.50        24,142        1.71(j)      4.35           115
   $(0.42)     $10.19      4.72%      $69,174        0.90%(k)     4.12%           14%
    (0.44)      10.14      4.41        64,847        0.90(k)      4.36            19
    (0.46)      10.15      3.05        67,521        0.90(k)      4.42            32
    (0.51)      10.31      7.46        65,850        0.90(k)      4.75            29
    (0.53)      10.09      9.44        30,501        0.90(k)      5.23            61
   $(0.35)     $10.19      3.99%      $14,424        1.60%(k)     3.43%           14%
    (0.37)      10.14      3.68        16,976        1.60(k)      3.65            19
    (0.39)      10.15      2.34        24,366        1.60(k)      3.72            32
    (0.44)      10.31      6.84        24,340        1.60(k)      4.04            29
    (0.46)      10.08      8.61        17,304        1.60(k)      4.52            61
   $(0.35)     $10.20      3.98%      $17,153        1.60%(k)     3.42%           14%
    (0.37)      10.15      3.68        16,402        1.60(k)      3.65            19
    (0.39)      10.16      2.34        19,248        1.60(k)      3.70            32
    (0.44)      10.32      6.72        20,401        1.60(k)      4.01            29
    (0.46)      10.10      8.82        11,434        1.60(k)      4.51            61


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.


                                   Income from Investment Operations      Less Dividends and Distributions
                                 ------------------------------------- ---------------------------------------
                                             Net Gains or
                       Net Asset    Net        Losses on               Dividends  Distributions
                        Value,   Investment   Investments   Total from  from Net   in Excess of  Distributions
                       Beginning   Income   (both realized  Investment Investment Net Investment     from
Fiscal Year or Period  of Period (Loss)+(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------  --------- ---------- --------------- ---------- ---------- -------------- -------------
New Jersey Portfolio
 Class A
 Year ended 9/30/05...  $ 9.84     $0.42        $ 0.07        $0.49      $(0.43)      $ 0.00         $0.00
 Year ended 9/30/04*..    9.80      0.45          0.04         0.49       (0.45)        0.00          0.00
 Year ended 9/30/03...   10.03      0.45         (0.22)        0.23       (0.46)        0.00          0.00
 Year ended 9/30/02...   10.11      0.48         (0.05)        0.43       (0.48)       (0.03)         0.00
 Year ended 9/30/01...    9.92      0.52          0.20         0.72       (0.52)       (0.01)         0.00
 Class B
 Year ended 9/30/05...  $ 9.84     $0.35        $ 0.07        $0.42      $(0.36)      $ 0.00         $0.00
 Year ended 9/30/04*..    9.80      0.38          0.04         0.42       (0.38)        0.00          0.00
 Year ended 9/30/03...   10.04      0.38         (0.23)        0.15       (0.39)        0.00          0.00
 Year ended 9/30/02...   10.11      0.41         (0.04)        0.37       (0.41)       (0.03)         0.00
 Year ended 9/30/01...    9.92      0.44          0.20         0.64       (0.44)       (0.01)         0.00
 Class C
 Year ended 9/30/05...  $ 9.84     $0.35        $ 0.07        $0.42      $(0.36)      $ 0.00         $0.00
 Year ended 9/30/04*..    9.81      0.38          0.03         0.41       (0.38)        0.00          0.00
 Year ended 9/30/03...   10.04      0.38         (0.22)        0.16       (0.39)        0.00          0.00
 Year ended 9/30/02...   10.11      0.41         (0.04)        0.37       (0.41)       (0.03)         0.00
 Year ended 9/30/01...    9.93      0.44          0.19         0.63       (0.44)       (0.01)         0.00
New York Portfolio
 Class A
 Year ended 10/31/05..  $ 9.93     $0.46        $(0.12)       $0.34      $(0.46)      $ 0.00         $0.00
 Year ended 10/31/04*.    9.79      0.48          0.15         0.63       (0.49)        0.00          0.00
 Year ended 10/31/03..    9.69      0.50          0.11         0.61       (0.51)        0.00          0.00
 Year ended 10/31/02..    9.93      0.53         (0.25)        0.28       (0.52)        0.00          0.00
 Year ended 10/31/01..    9.70      0.53          0.22         0.75       (0.52)        0.00          0.00
 Class B
 Year ended 10/31/05..  $ 9.92     $0.39        $(0.12)       $0.27      $(0.39)      $ 0.00         $0.00
 Year ended 10/31/04*.    9.78      0.41          0.15         0.56       (0.42)        0.00          0.00
 Year ended 10/31/03..    9.68      0.43          0.11         0.54       (0.44)        0.00          0.00
 Year ended 10/31/02..    9.93      0.46         (0.26)        0.20       (0.45)        0.00          0.00
 Year ended 10/31/01..    9.70      0.45          0.23         0.68       (0.45)        0.00          0.00
 Class C
 Year ended 10/31/05..  $ 9.92     $0.39        $(0.12)       $0.27      $(0.39)      $ 0.00         $0.00
 Year ended 10/31/04*.    9.78      0.41          0.15         0.56       (0.42)        0.00          0.00
 Year ended 10/31/03..    9.68      0.43          0.11         0.54       (0.44)        0.00          0.00
 Year ended 10/31/02..    9.94      0.46         (0.27)        0.19       (0.45)        0.00          0.00
 Year ended 10/31/01..    9.71      0.46          0.22         0.68       (0.45)        0.00          0.00
Ohio Portfolio
 Class A
 Year ended 9/30/05...  $10.10     $0.43        $ 0.03        $0.46      $(0.42)      $ 0.00         $0.00
 Year ended 9/30/04*..   10.05      0.44          0.05         0.49       (0.44)        0.00          0.00
 Year ended 9/30/03...   10.02      0.46          0.05         0.51       (0.48)        0.00          0.00
 Year ended 9/30/02...   10.01      0.50          0.04         0.54       (0.51)       (0.02)         0.00
 Year ended 9/30/01...    9.77      0.54          0.23         0.77       (0.53)        0.00          0.00
 Class B
 Year ended 9/30/05...  $10.09     $0.36        $ 0.03        $0.39      $(0.35)      $ 0.00         $0.00
 Year ended 9/30/04*..   10.04      0.37          0.05         0.42       (0.37)        0.00          0.00
 Year ended 9/30/03...   10.02      0.39          0.04         0.43       (0.41)        0.00          0.00
 Year ended 9/30/02...   10.01      0.43          0.05         0.48       (0.44)       (0.03)         0.00
 Year ended 9/30/01...    9.77      0.47          0.24         0.71       (0.47)        0.00          0.00
 Class C
 Year ended 9/30/05...  $10.09     $0.36        $ 0.03        $0.39      $(0.35)      $ 0.00         $0.00
 Year ended 9/30/04*..   10.05      0.37          0.04         0.41       (0.37)        0.00          0.00
 Year ended 9/30/03...   10.02      0.39          0.05         0.44       (0.41)        0.00          0.00
 Year ended 9/30/02...   10.02      0.43          0.04         0.47       (0.44)       (0.03)         0.00
 Year ended 9/30/01...    9.77      0.47          0.25         0.72       (0.47)        0.00          0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                     ------------------------------------------------------

    Total     Net Asset                            Ratio of   Ratio of Net
  Dividends    Value,               Net Assets,    Expenses   Income/(Loss)
     and       End of     Total    End of Period  to Average   to Average     Portfolio
Distributions  Period   Return(b) (000's Omitted) Net Assets   Net Assets   Turnover Rate
------------- --------- --------- --------------- ----------  ------------- -------------
   $(0.43)     $ 9.90     5.03%      $ 77,570        0.87%(l)     4.26%           38%
    (0.45)       9.84     5.05         76,164        0.87(l)      4.60            15
    (0.46)       9.80     2.39         81,632        0.87(l)      4.53            45
    (0.51)      10.03     4.42         94,865        0.87(l)      4.80            49
    (0.53)      10.11     7.33         80,489        0.87(l)      5.04           111
   $(0.36)     $ 9.90     4.30%      $ 58,706        1.57%(l)     3.56%           38%
    (0.38)       9.84     4.41         83,835        1.57(l)      3.89            15
    (0.39)       9.80     1.56        110,294        1.57(l)      3.83            45
    (0.44)      10.04     3.79        127,025        1.57(l)      4.10            49
    (0.45)      10.11     6.56        103,889        1.57(l)      4.33           111
   $(0.36)     $ 9.90     4.31%      $ 35,279        1.57%(l)     3.56%           38%
    (0.38)       9.84     4.30         37,926        1.57(l)      3.89            15
    (0.39)       9.81     1.66         45,633        1.57(l)      3.83            45
    (0.44)      10.04     3.78         56,295        1.57(l)      4.10            49
    (0.45)      10.11     6.45         46,025        1.57(l)      4.34           111
   $(0.46)     $ 9.81     3.46%      $294,005        0.58%(m)     4.62%           19%
    (0.49)       9.93     6.58        280,213        0.59(m)      4.93            33
    (0.51)       9.79     6.39        311,596        0.58(m)      5.09            35
    (0.52)       9.69     2.89        322,621        0.58(m)      5.42            33
    (0.52)       9.93     7.86        326,500        0.59(m)      5.28            92
   $(0.39)     $ 9.80     2.75%      $133,746        1.28%(m)     3.93%           19%
    (0.42)       9.92     5.85        151,474        1.30(m)      4.22            33
    (0.44)       9.78     5.64        171,881        1.29(m)      4.38            35
    (0.45)       9.68     2.04        184,700        1.29(m)      4.70            33
    (0.45)       9.93     7.10        165,787        1.30(m)      4.59            92
   $(0.39)     $ 9.80     2.74%      $ 45,956        1.28%(m)     3.92%           19%
    (0.42)       9.92     5.85         45,121        1.29(m)      4.23            33
    (0.44)       9.78     5.64         52,206        1.29(m)      4.38            35
    (0.45)       9.68     1.94         57,386        1.29(m)      4.71            33
    (0.45)       9.94     7.09         54,631        1.30(m)      4.60            92
   $(0.42)     $10.14     4.67%      $ 85,749        0.85%(n)     4.19%           23%
    (0.44)      10.10     5.02         78,184        0.85(n)      4.38            33
    (0.48)      10.05     5.20         75,102        0.85(n)      4.59            23
    (0.53)      10.02     5.57         70,223        0.85(n)      4.99            34
    (0.53)      10.01     8.04         46,855        0.85(n)      5.42            32
   $(0.35)     $10.13     3.95%      $ 55,111        1.55%(n)     3.50%           23%
    (0.37)      10.09     4.30         70,121        1.55(n)      3.69            33
    (0.41)      10.04     4.37         83,422        1.55(n)      3.88            23
    (0.47)      10.02     4.87         73,159        1.55(n)      4.29            34
    (0.47)      10.01     7.33         54,575        1.55(n)      4.72            32
   $(0.35)     $10.13     3.94%      $ 47,610        1.55%(n)     3.49%           23%
    (0.37)      10.09     4.19         48,233        1.55(n)      3.69            33
    (0.41)      10.05     4.47         54,062        1.55(n)      3.89            23
    (0.47)      10.02     4.77         53,883        1.55(n)      4.29            34
    (0.47)      10.02     7.43         36,500        1.55(n)      4.71            32


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.


                                                         Income from Investment Operations
                                                       -------------------------------------
                                                                   Net Gains or
                                             Net Asset    Net        Losses on
                                              Value,   Investment   Investments   Total from
                                             Beginning   Income   (both realized  Investment
Fiscal Year or Period                        of Period (Loss)(a)  and unrealized) Operations
---------------------                        --------- ---------- --------------- ----------
Pennsylvania Portfolio
 Class A
 Year ended 9/30/05.........................  $10.48     $0.44+       $ 0.05        $0.49
 Year ended 9/30/04*........................   10.44      0.48+         0.04         0.52
 Year ended 9/30/03.........................   10.58      0.50+        (0.14)        0.36
 Year ended 9/30/02.........................   10.42      0.51+         0.18         0.69
 Year ended 9/30/01.........................    9.88      0.52+         0.55         1.07
 Class B
 Year ended 9/30/05.........................  $10.48     $0.37+       $ 0.05        $0.42
 Year ended 9/30/04*........................   10.44      0.40+         0.04         0.44
 Year ended 9/30/03.........................   10.58      0.44+        (0.15)        0.29
 Year ended 9/30/02.........................   10.41      0.45+         0.18         0.63
 Year ended 9/30/01.........................    9.88      0.45+         0.54         0.99
 Class C
 Year ended 9/30/05.........................  $10.48     $0.37+       $ 0.05        $0.42
 Year ended 9/30/04*........................   10.44      0.40+         0.04         0.44
 Year ended 9/30/03.........................   10.58      0.44+        (0.15)        0.29
 Year ended 9/30/02.........................   10.41      0.45+         0.18         0.63
 Year ended 9/30/01.........................    9.88      0.45+         0.54         0.99
Virginia Portfolio
 Class A
 Year ended 9/30/05.........................  $10.77     $0.49+       $ 0.05        $0.54
 Year ended 9/30/04*........................   10.75      0.52+         0.01         0.53
 Year ended 9/30/03.........................   10.77      0.52+        (0.03)        0.49
 Year ended 9/30/02.........................   10.54      0.52+         0.25         0.77
 Year ended 9/30/01.........................   10.35      0.54+         0.20         0.74
 Class B
 Year ended 9/30/05.........................  $10.75     $0.41+       $ 0.05        $0.46
 Year ended 9/30/04*........................   10.73      0.44+         0.01         0.45
 Year ended 9/30/03.........................   10.75      0.45+        (0.04)        0.41
 Year ended 9/30/02.........................   10.53      0.45+         0.24         0.69
 Year ended 9/30/01.........................   10.34      0.47+         0.20         0.67
 Class C
 Year ended 9/30/05.........................  $10.74     $0.41+       $ 0.06        $0.47
 Year ended 9/30/04*........................   10.73      0.44+         0.00         0.44
 Year ended 9/30/03.........................   10.75      0.45+        (0.04)        0.41
 Year ended 9/30/02.........................   10.52      0.45+         0.25         0.70
 Year ended 9/30/01.........................   10.33      0.47+         0.20         0.67
Intermediate Diversified Municipal Portfolio
 Class A
 Year ended 9/30/05.........................  $14.27     $0.40        $(0.20)       $0.20
 Year ended 9/30/04*........................   14.35      0.42         (0.08)        0.34
 Year ended 9/30/03.........................   14.37      0.47         (0.02)        0.45
 2/01/02++ to 9/30/02.......................   14.01      0.33          0.36         0.69
 Class B
 Year ended 9/30/05.........................  $14.27     $0.30        $(0.20)       $0.10
 Year ended 9/30/04*........................   14.35      0.32         (0.08)        0.24
 Year ended 9/30/03.........................   14.38      0.37         (0.03)        0.34
 2/01/02++ to 9/30/02.......................   14.01      0.27          0.37         0.64
 Class C
 Year ended 9/30/05.........................  $14.27     $0.30        $(0.20)       $0.10
 Year ended 9/30/04*........................   14.35      0.32         (0.08)        0.24
 Year ended 9/30/03.........................   14.37      0.37         (0.02)        0.35
 2/01/02++ to 9/30/02.......................   14.01      0.27          0.36         0.63
Intermediate California Municipal Portfolio
 Class A
 Year ended 9/30/05.........................  $14.38     $0.40        $(0.14)       $0.26
 Year ended 9/30/04*........................   14.46      0.40         (0.07)        0.33
 Year ended 9/30/03.........................   14.59      0.43         (0.13)        0.30
 2/01/02++ to 9/30/02.......................   14.22      0.30          0.37         0.67
 Class B
 Year ended 9/30/05.........................  $14.39     $0.30        $(0.14)       $0.16
 Year ended 9/30/04*........................   14.46      0.30         (0.06)        0.24
 Year ended 9/30/03.........................   14.59      0.33         (0.13)        0.20
 2/01/02++ to 9/30/02.......................   14.22      0.23          0.37         0.60
 Class C
 Year ended 9/30/05.........................  $14.38     $0.30        $(0.14)       $0.16
 Year ended 9/30/04*........................   14.46      0.29         (0.07)        0.22
 Year ended 9/30/03.........................   14.59      0.33         (0.13)        0.20
 2/01/02++ to 9/30/02.......................   14.22      0.23          0.37         0.60

                                                 Less Dividends and Distributions
                                             ----------------------------------------

                                             Dividends    Distributions
                                              from Net     in Excess of  Distributions
                                             Investment   Net Investment     from
Fiscal Year or Period                          Income         Income     Capital Gains
---------------------                        ----------   -------------- -------------
Pennsylvania Portfolio
 Class A
 Year ended 9/30/05.........................   $(0.44)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.48)          0.00          0.00
 Year ended 9/30/03.........................    (0.50)          0.00          0.00
 Year ended 9/30/02.........................    (0.51)         (0.02)         0.00
 Year ended 9/30/01.........................    (0.52)         (0.01)         0.00
 Class B
 Year ended 9/30/05.........................   $(0.37)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.40)          0.00          0.00
 Year ended 9/30/03.........................    (0.43)          0.00          0.00
 Year ended 9/30/02.........................    (0.45)         (0.01)         0.00
 Year ended 9/30/01.........................    (0.45)         (0.01)         0.00
 Class C
 Year ended 9/30/05.........................   $(0.37)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.40)          0.00          0.00
 Year ended 9/30/03.........................    (0.43)          0.00          0.00
 Year ended 9/30/02.........................    (0.45)         (0.01)         0.00
 Year ended 9/30/01.........................    (0.45)         (0.01)         0.00
Virginia Portfolio
 Class A
 Year ended 9/30/05.........................   $(0.49)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.51)          0.00          0.00
 Year ended 9/30/03.........................    (0.51)          0.00          0.00
 Year ended 9/30/02.........................    (0.52)         (0.02)         0.00
 Year ended 9/30/01.........................    (0.54)         (0.01)         0.00
 Class B
 Year ended 9/30/05.........................   $(0.41)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.43)          0.00          0.00
 Year ended 9/30/03.........................    (0.43)          0.00          0.00
 Year ended 9/30/02.........................    (0.45)         (0.02)         0.00
 Year ended 9/30/01.........................    (0.47)         (0.01)         0.00
 Class C
 Year ended 9/30/05.........................   $(0.42)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.43)          0.00          0.00
 Year ended 9/30/03.........................    (0.43)          0.00          0.00
 Year ended 9/30/02.........................    (0.45)         (0.02)         0.00
 Year ended 9/30/01.........................    (0.47)         (0.01)         0.00
Intermediate Diversified Municipal Portfolio
 Class A
 Year ended 9/30/05.........................   $(0.40)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.42)(q)       0.00          0.00
 Year ended 9/30/03.........................    (0.47)(q)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.33)          0.00          0.00
 Class B
 Year ended 9/30/05.........................   $(0.30)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.32)(q)       0.00          0.00
 Year ended 9/30/03.........................    (0.37)(q)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.27)          0.00          0.00
 Class C
 Year ended 9/30/05.........................   $(0.30)        $ 0.00        $ 0.00
 Year ended 9/30/04*........................    (0.32)(q)       0.00          0.00
 Year ended 9/30/03.........................    (0.37)(q)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.27)          0.00          0.00
Intermediate California Municipal Portfolio
 Class A
 Year ended 9/30/05.........................   $(0.40)        $ 0.00        $(0.01)
 Year ended 9/30/04*........................    (0.40)(q)       0.00         (0.01)
 Year ended 9/30/03.........................    (0.43)(q)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.30)          0.00          0.00
 Class B
 Year ended 9/30/05.........................   $(0.30)        $ 0.00        $(0.01)
 Year ended 9/30/04*........................    (0.30)(q)       0.00         (0.01)
 Year ended 9/30/03.........................    (0.33)(q)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.23)          0.00          0.00
 Class C
 Year ended 9/30/05.........................   $(0.30)        $ 0.00        $(0.01)
 Year ended 9/30/04*........................    (0.29)(q)       0.00         (0.01)
 Year ended 9/30/03.........................    (0.33)(q)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.23)          0.00          0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                     ------------------------------------------------------

    Total     Net Asset                            Ratio of   Ratio of Net
  Dividends    Value,               Net Assets,    Expenses   Income/(Loss)
     and       End of     Total    End of Period  to Average   to Average     Portfolio
Distributions  Period   Return(b) (000's Omitted) Net Assets   Net Assets   Turnover Rate
------------- --------- --------- --------------- ----------  ------------- -------------
   $(0.44)     $10.53      4.75%     $ 78,472        0.95%(o)     4.19%           36%
    (0.48)      10.48      5.06        74,132        0.95(o)      4.55            19
    (0.50)      10.44      3.57        84,053        0.95(o)      4.91            17
    (0.53)      10.58      6.88        99,426        0.95(o)      4.98            38
    (0.53)      10.42     11.11        96,834        0.95(o)      5.15           112
   $(0.37)     $10.53      4.01%     $ 41,760        1.65%(o)     3.49%           36%
    (0.40)      10.48      4.32        55,552        1.65(o)      3.85            19
    (0.43)      10.44      2.84        68,409        1.65(o)      4.21            17
    (0.46)      10.58      6.26        74,390        1.65(o)      4.35            38
    (0.46)      10.41     10.25        62,038        1.65(o)      4.36           112
   $(0.37)     $10.53      4.02%     $ 34,705        1.65%(o)     3.49%           36%
    (0.40)      10.48      4.32        36,168        1.65(o)      3.85            19
    (0.43)      10.44      2.84        42,917        1.65(o)      4.20            17
    (0.46)      10.58      6.26        46,296        1.65(o)      4.30            38
    (0.46)      10.41     10.25        33,334        1.65(o)      4.42           112
   $(0.49)     $10.82      5.11%     $ 88,605        0.72%(p)     4.48%           23%
    (0.51)      10.77      5.04        64,089        0.72(p)      4.82            10
    (0.51)      10.75      4.66        71,572        0.72(p)      4.87            25
    (0.54)      10.77      7.58        76,797        0.72(p)      4.95            16
    (0.55)      10.54      7.32        53,306        0.72(p)      5.18           134
   $(0.41)     $10.80      4.36%     $ 46,489        1.42%(p)     3.81%           23%
    (0.43)      10.75      4.32        65,978        1.42(p)      4.13            10
    (0.43)      10.73      3.94        82,541        1.42(p)      4.18            25
    (0.47)      10.75      6.78        85,842        1.42(p)      4.27            16
    (0.48)      10.53      6.62        69,534        1.42(p)      4.49           134
   $(0.42)     $10.79      4.41%     $ 29,412        1.42%(p)     3.80%           23%
    (0.43)      10.74      4.23        28,654        1.42(p)      4.13            10
    (0.43)      10.73      3.94        33,486        1.42(p)      4.17            25
    (0.47)      10.75      6.88        34,396        1.42(p)      4.26            16
    (0.48)      10.52      6.62        24,116        1.42(p)      4.48           134
   $(0.40)     $14.07      1.43%     $ 83,353        0.87%        2.83%           28%
    (0.42)      14.27      2.39       101,899        0.87         2.95            41
    (0.47)      14.35      3.22       140,781        0.88         3.28            38
    (0.33)      14.37      5.02        81,944        0.94+++      3.42+++         22
   $(0.30)     $14.07      0.73%     $ 66,067        1.57%        2.13%           28%
    (0.32)      14.27      1.68        96,064        1.57         2.25            41
    (0.37)      14.35      2.43       115,690        1.59         2.58            38
    (0.27)      14.38      4.63        53,115        1.65+++      2.75+++         22
   $(0.30)     $14.07      0.73%     $ 67,057        1.57%        2.14%           28%
    (0.32)      14.27      1.68        89,439        1.57         2.25            41
    (0.37)      14.35      2.50       112,298        1.59         2.57            38
    (0.27)      14.37      4.55        51,419        1.65+++      2.71+++         22
   $(0.41)     $14.23      1.84%     $ 37,420        0.89%        2.80%           30%
    (0.41)      14.38      2.32        38,422        0.88         2.79            52
    (0.43)      14.46      2.13        53,570        0.90         3.00            44
    (0.30)      14.59      4.76        34,909        0.97+++      2.98+++         31
   $(0.31)     $14.24      1.14%     $ 26,081        1.59%        2.10%           30%
    (0.31)      14.39      1.60        35,723        1.58         2.08            52
    (0.33)      14.46      1.41        39,915        1.61         2.29            44
    (0.23)      14.59      4.30        18,688        1.68+++      2.27+++         31
   $(0.31)     $14.23      1.13%     $ 28,495        1.59%        2.10%           30%
    (0.30)      14.38      1.60        34,859        1.58         2.09            52
    (0.31)      14.46      1.41        50,071        1.61         2.28            44
    (0.23)      14.59      4.28        23,746        1.68+++      2.28+++         31


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.


                                                      Income from Investment Operations
                                                    -------------------------------------
                                                                Net Gains or
                                          Net Asset    Net        Losses on
                                           Value,   Investment   Investments   Total from
                                          Beginning   Income   (both realized  Investment
Fiscal Year or Period                     of Period (Loss)+(a) and unrealized) Operations
---------------------                     --------- ---------- --------------- ----------
Intermediate New York Municipal Portfolio
 Class A
 Year ended 9/30/05......................  $14.11     $0.43        $(0.21)       $0.22
 Year ended 9/30/04*.....................   14.21      0.43         (0.10)        0.33
 Year ended 9/30/03......................   14.22      0.46         (0.01)        0.45
 2/01/02++ to 9/30/02....................   13.82      0.32          0.40         0.72
 Class B
 Year ended 9/30/05......................  $14.10     $0.33        $(0.21)       $0.12
 Year ended 9/30/04*.....................   14.20      0.33         (0.10)        0.23
 Year ended 9/30/03......................   14.22      0.36         (0.02)        0.34
 2/01/02++ to 9/30/02....................   13.82      0.26          0.40         0.66
 Class C
 Year ended 9/30/05......................  $14.11     $0.33        $(0.21)       $0.12
 Year ended 9/30/04*.....................   14.21      0.34         (0.11)        0.23
 Year ended 9/30/03......................   14.23      0.36         (0.02)        0.34
 2/01/02++ to 9/30/02....................   13.82      0.26          0.41         0.67

                                              Less Dividends and Distributions
                                          -----------------------------------------

                                          Dividends    Distributions
                                           from Net     in Excess of  Distributions
                                          Investment   Net Investment     from
Fiscal Year or Period                       Income         Income     Capital Gains
---------------------                     ----------   -------------- -------------
Intermediate New York Municipal Portfolio
 Class A
 Year ended 9/30/05......................   $(0.43)        $0.00          $0.00
 Year ended 9/30/04*.....................    (0.43)(q)      0.00           0.00
 Year ended 9/30/03......................    (0.46)(q)      0.00           0.00
 2/01/02++ to 9/30/02....................    (0.32)         0.00           0.00
 Class B
 Year ended 9/30/05......................   $(0.33)        $0.00          $0.00
 Year ended 9/30/04*.....................    (0.33)(q)      0.00           0.00
 Year ended 9/30/03......................    (0.36)(q)      0.00           0.00
 2/01/02++ to 9/30/02....................    (0.26)         0.00           0.00
 Class C
 Year ended 9/30/05......................   $(0.33)        $0.00          $0.00
 Year ended 9/30/04*.....................    (0.33)(q)      0.00           0.00
 Year ended 9/30/03......................    (0.36)(q)      0.00           0.00
 2/01/02++ to 9/30/02....................    (0.26)         0.00           0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 63 and 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                     -----------------------------------------------------

    Total     Net Asset                            Ratio of  Ratio of Net
  Dividends    Value,               Net Assets,    Expenses  Income/(Loss)
     and       End of     Total    End of Period  to Average  to Average     Portfolio
Distributions  Period   Return(b) (000's Omitted) Net Assets  Net Assets   Turnover Rate
------------- --------- --------- --------------- ---------- ------------- -------------
   $(0.43)     $13.90     1.55%       $44,730        0.90%       3.04%          32%
    (0.43)      14.11     2.37         54,246        0.88        3.07           39
    (0.46)      14.21     3.25         78,518        0.90        3.22           29
    (0.32)      14.22     5.30         36,760        0.95+++     3.39+++        37
   $(0.33)     $13.89     0.85%       $48,851        1.60%       2.34%          32%
    (0.33)      14.10     1.67         58,167        1.58        2.37           39
    (0.36)      14.20     2.45         62,916        1.61        2.52           29
    (0.26)      14.22     4.82         25,635        1.67+++     2.69+++        37
   $(0.33)     $13.90     0.85%       $36,217        1.60%       2.34%          32%
    (0.33)      14.11     1.66         53,033        1.58        2.37           39
    (0.36)      14.21     2.44         61,526        1.61        2.49           29
    (0.26)      14.23     4.89         17,847        1.66+++     2.65+++        37

--------------------------------------------------------------------------------
* As of October 1, 2003 (as of November 1, 2003 with respect to National, Insured National, New York, California and Insured California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain
  (loss) on swap contracts, however prior to October 1, 2003 (November 1, 2003 with respect to National, Insured National, New York, California and Insured California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended
  September 30, 2004 (October 31, 2004 with respect to National, Insured National, New York, California and Insured California), the effect of this change to the net investment income and the net realized and unrealized gain
  (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year ends was as follows:

                         Class A Class B Class C
                         ------- ------- -------
National                   .01%    .01%    .01%
Insured National           .01%    .01%    .01%
New York                   .05%    .05%    .05%
California                 .00%    .00%    .00%
Insured California         .00%    .00%    .00%
Arizona                    .01%    .00%    .00%
Florida                   (.02)%  (.02)%  (.02)%
Massachusetts             (.01)%   .00%   (.01)%
Michigan                   .01%    .01%    .02%
Minnesota                  .00%    .00%    .00%
New Jersey                 .01%    .01%    .01%
Ohio                      (.04)%  (.03)%  (.04)%
Pennsylvania               .00%    .01%    .00%
Virginia                  (.02)%  (.01)%  (.02)%
Intermediate California    .00%    .00%    .00%
Intermediate Diversified   .00%    .00%    .00%
Intermediate New York      .00%    .01%    .01%

+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 2000, 2001, 2002 and 2003.
++Commencement of operations.
+++Annualized.


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c)If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .93%, 1.08%, 1.11%, 1.07% and 1.06% for Class A shares, 1.64%, 1.79%,
   1.81%, 1.77% and 1.79% for Class B shares and 1.64%, 1.78%, 1.81%, 1.76% and
   1.78% for Class C shares.
(d)If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.18%, 1.16%, 1.13% and 1.14% for Class A shares, 1.75%,
   1.89%, 1.87%, 1.84% and 1.85% for Class B shares and 1.75%, 1.88%, 1.86%,
   1.83% and 1.85% for Class C shares.
(e)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .86%, 1.01%, 1.02%, 1.01% and 1.02% for Class A shares, 1.56%, 1.71%,
   1.73%, 1.72% and 1.73% for Class B shares and 1.56%, 1.71%, 1.72%, 1.71% and
   1.72% for Class C shares.
(f)If the Insured California Portfolio had borne all expenses, the expense ratios would have been 1.02% for Class A shares, 1.73% for Class B shares, and 1.73% for Class C shares.
(g)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .97%, 1.13%, 1.11%, 1.12% and 1.22% for Class A shares, 1.68%, 1.84%,
   1.82%, 1.82% and 1.93% for Class B shares and 1.67%, 1.84%, 1.82%, 1.82% and
   1.93% for Class C shares.
(h)If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .97%, 1.10%, 1.11%, 1.09% and 1.13% for Class A shares, 1.67%, 1.81%,
   1.81%, 1.79% and 1.84% for Class B shares and 1.67%, 1.81%, 1.81%, 1.79% and
   1.83% for Class C shares.

(i)If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.02%, 1.19%, 1.17%, 1.12% and 1.19% for Class A shares, 1.73%,
   1.90%, 1.89%, 1.83% and 1.90% for Class B shares and 1.73%, 1.89%, 1.88%,
   1.82% and 1.90% for Class C shares.
(j)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.20%, 1.20%, 1.21% and 1.44% for Class A shares, 1.76%, 1.91%,
   1.92%, 1.92% and 2.16% for Class B shares and 1.75%, 1.90%, 1.90%, 1.93% and
   2.16% for Class C shares.
(k)If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.27%, 1.19%, 1.29% and 1.49% for Class A shares, 1.83%, 1.99%,
   1.90%, 1.99% and 2.19% for Class B shares and 1.82%, 1.98%, 1.89%, 1.99% and
   2.19% for Class C shares.
(l)If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.16%, 1.13%, 1.11% and 1.13% for Class A shares, 1.72%, 1.87%,
   1.84%, 1.82% and 1.84% for Class B shares and 1.71%, 1.86%, 1.83%, 1.81% and
   1.83% for Class C shares.
(m)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .91%, 1.05%, 1.06%, 1.05% and 1.04% for Class A shares, 1.62%, 1.76%,
   1.77%, 1.78% and 1.76% for Class B shares and 1.61%, 1.75%, 1.77%, 1.77% and
   1.76% for Class C shares.
(n)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .99%, 1.14%, 1.15%, 1.15% and 1.20% for Class A shares, 1.69%, 1.85%, 1.86%,
   1.85% and 1.91% for Class B shares and 1.69%, 1.85%, 1.85%, 1.85% and 1.90%
   for Class C shares.
(o)If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.17%, 1.16%, 1.13% and 1.16% for Class A shares, 1.73%, 1.88%,
   1.87%, 1.84% and 1.86% for Class B shares and 1.73%, 1.87%, 1.87%, 1.83% and
   1.86% for Class C shares.
(p)If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been .99%, 1.17%, 1.15%, 1.15% and 1.21% for Class A shares, 1.70%, 1.88%,
   1.85%, 1.86% and 1.92% for Class B shares and 1.69%, 1.87%, 1.85%, 1.86% and
   1.92% for Class C shares.
(q)Distributions from net investment income include taxable income of:



                                             2004  2003
                                             ----- -----
Intermediate Diversified Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01
Intermediate California Municipal Portfolio
Class A                                      $0.02 $0.02
Class B                                       0.01  0.02
Class C                                       0.01  0.02
Intermediate New York Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between Alliance and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. Except as otherwise indicated, the chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                               National Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  491.52    $ 9,988.64
  2           $ 9,988.64   $  499.43    $10,488.07    $   93.77    $10,396.18
  3           $10,396.18   $  519.81    $10,915.99    $   97.60    $10,820.34
  4           $10,820.34   $  541.02    $11,361.36    $  101.58    $11,261.81
  5           $11,261.81   $  563.09    $11,824.90    $  105.72    $11,721.29
  6           $11,721.29   $  586.06    $12,307.36    $  110.04    $12,199.52
  7           $12,199.52   $  609.98    $12,809.50    $  114.53    $12,697.26
  8           $12,697.26   $  634.86    $13,332.12    $  119.20    $13,215.31
  9           $13,215.31   $  660.77    $13,876.08    $  124.06    $13,754.49
  10          $13,754.49   $  687.72    $14,442.22    $  129.12    $14,315.68
  ----------------------------------------------------------------------------
  Cumulative               $5,781.49                  $1,487.13


                           Insured National Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  526.55    $ 9,954.17
  2           $ 9,954.17   $  497.71    $10,451.88    $  105.57    $10,348.36
  3           $10,348.36   $  517.42    $10,865.77    $  109.75    $10,758.15
  4           $10,758.15   $  537.91    $11,296.06    $  114.10    $11,184.17
  5           $11,184.17   $  559.21    $11,743.38    $  118.62    $11,627.07
  6           $11,627.07   $  581.35    $12,208.42    $  123.32    $12,087.50
  7           $12,087.50   $  604.37    $12,691.87    $  128.20    $12,566.16
  8           $12,566.16   $  628.31    $13,194.47    $  133.28    $13,063.78
  9           $13,063.78   $  653.19    $13,716.97    $  138.55    $13,581.11
  10          $13,581.11   $  679.06    $14,260.16    $  144.04    $14,118.92
  ----------------------------------------------------------------------------
  Cumulative               $5,737.27                  $1,641.98


                              California Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  500.29    $ 9,980.02
  2           $ 9,980.02   $  499.00    $10,479.02    $   87.60    $10,393.20
  3           $10,393.20   $  519.66    $10,912.86    $   91.23    $10,823.47
  4           $10,823.47   $  541.17    $11,364.65    $   95.01    $11,271.57
  5           $11,271.57   $  563.58    $11,835.14    $   98.94    $11,738.21
  6           $11,738.21   $  586.91    $12,325.12    $  103.04    $12,224.17
  7           $12,224.17   $  611.21    $12,835.38    $  107.30    $12,730.25
  8           $12,730.25   $  636.51    $13,366.76    $  111.75    $13,257.28
  9           $13,257.28   $  662.86    $13,920.15    $  116.37    $13,806.13
  10          $13,806.13   $  690.31    $14,496.44    $  121.19    $14,377.71
  ----------------------------------------------------------------------------
  Cumulative               $5,789.97                  $1,432.73

                          Insured California Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  524.61    $ 9,956.09
  2           $ 9,956.09   $  497.80    $10,453.89    $  103.57    $10,352.34
  3           $10,352.34   $  517.62    $10,869.95    $  107.70    $10,764.36
  4           $10,764.36   $  538.22    $11,302.58    $  111.98    $11,192.78
  5           $11,192.78   $  559.64    $11,752.42    $  116.44    $11,638.25
  6           $11,638.25   $  581.91    $12,220.17    $  121.07    $12,101.46
  7           $12,101.46   $  605.07    $12,706.53    $  125.89    $12,583.09
  8           $12,583.09   $  629.15    $13,212.25    $  130.90    $13,083.90
  9           $13,083.90   $  654.20    $13,738.10    $  136.11    $13,604.64
  10          $13,604.64   $  680.23    $14,284.87    $  141.53    $14,146.11
  ----------------------------------------------------------------------------
  Cumulative               $5,742.60                  $1,619.80


                               Arizona Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  501.26    $ 9,979.07
  2           $ 9,979.07   $  498.95    $10,478.02    $   98.75    $10,381.22
  3           $10,381.22   $  519.06    $10,900.28    $  102.73    $10,799.58
  4           $10,799.58   $  539.98    $11,339.56    $  106.87    $11,234.81
  5           $11,234.81   $  561.74    $11,796.55    $  111.17    $11,687.57
  6           $11,687.57   $  584.38    $12,271.95    $  115.65    $12,158.58
  7           $12,158.58   $  607.93    $12,766.51    $  120.31    $12,648.57
  8           $12,648.57   $  632.43    $13,281.00    $  125.16    $13,158.31
  9           $13,158.31   $  657.92    $13,816.22    $  130.21    $13,688.59
  10          $13,688.59   $  684.43    $14,373.02    $  135.45    $14,240.24
  ----------------------------------------------------------------------------
  Cumulative               $5,765.56                  $1,547.57


                               Florida Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  501.26    $ 9,979.07
  2           $ 9,979.07   $  498.95    $10,478.02    $   98.75    $10,381.22
  3           $10,381.22   $  519.06    $10,900.28    $  102.73    $10,799.58
  4           $10,799.58   $  539.98    $11,339.56    $  106.87    $11,234.81
  5           $11,234.81   $  561.74    $11,796.55    $  111.17    $11,687.57
  6           $11,687.57   $  584.38    $12,271.95    $  115.65    $12,158.58
  7           $12,158.58   $  607.93    $12,766.51    $  120.31    $12,648.57
  8           $12,648.57   $  632.43    $13,281.00    $  125.16    $13,158.31
  9           $13,158.31   $  657.92    $13,816.22    $  130.21    $13,688.59
  10          $13,688.59   $  684.43    $14,373.02    $  135.45    $14,240.24
  ----------------------------------------------------------------------------
  Cumulative               $5,765.56                  $1,547.57


                            Massachusetts Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  505.16    $ 9,975.24
  2           $ 9,975.24   $  498.76    $10,474.00    $  103.77    $10,372.25
  3           $10,372.25   $  518.61    $10,890.86    $  107.90    $10,785.06
  4           $10,785.06   $  539.25    $11,324.32    $  112.20    $11,214.31
  5           $11,214.31   $  560.72    $11,775.03    $  116.66    $11,660.64
  6           $11,660.64   $  583.03    $12,243.67    $  121.31    $12,124.73
  7           $12,124.73   $  606.24    $12,730.97    $  126.13    $12,607.30
  8           $12,607.30   $  630.36    $13,237.66    $  131.15    $13,109.07
  9           $13,109.07   $  655.45    $13,764.52    $  136.37    $13,630.81
  10          $13,630.81   $  681.54    $14,312.35    $  141.80    $14,173.32
  ----------------------------------------------------------------------------
  Cumulative               $5,752.72                  $1,602.46

                               Michigan Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  521.69    $ 9,958.96
  2           $ 9,958.96   $  497.95    $10,456.91    $  106.63    $10,352.34
  3           $10,352.34   $  517.62    $10,869.95    $  110.85    $10,761.25
  4           $10,761.25   $  538.06    $11,299.32    $  115.22    $11,186.32
  5           $11,186.32   $  559.32    $11,745.64    $  119.78    $11,628.18
  6           $11,628.18   $  581.41    $12,209.59    $  124.51    $12,087.50
  7           $12,087.50   $  604.37    $12,691.87    $  129.43    $12,564.95
  8           $12,564.95   $  628.25    $13,193.20    $  134.54    $13,061.27
  9           $13,061.27   $  653.06    $13,714.33    $  139.85    $13,577.19
  10          $13,577.19   $  678.86    $14,256.05    $  145.38    $14,113.49
  ----------------------------------------------------------------------------
  Cumulative               $5,737.65                  $1,647.87


                              Minnesota Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  512.94    $ 9,967.58
  2           $ 9,967.58   $  498.38    $10,465.95    $  113.80    $10,354.32
  3           $10,354.32   $  517.72    $10,872.03    $  118.22    $10,756.06
  4           $10,756.06   $  537.80    $11,293.87    $  122.80    $11,173.40
  5           $11,173.40   $  558.67    $11,732.07    $  127.57    $11,606.93
  6           $11,606.93   $  580.35    $12,187.27    $  132.52    $12,057.28
  7           $12,057.28   $  602.86    $12,660.14    $  137.66    $12,525.10
  8           $12,525.10   $  626.25    $13,151.35    $  143.00    $13,011.07
  9           $13,011.07   $  650.55    $13,661.63    $  148.55    $13,515.90
  10          $13,515.90   $  675.80    $14,191.70    $  154.31    $14,040.32
  ----------------------------------------------------------------------------
  Cumulative               $5,727.13                  $1,711.39


                              New Jersey Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  510.02    $ 9,970.45
  2           $ 9,970.45   $  498.52    $10,468.97    $  102.71    $10,368.27
  3           $10,368.27   $  518.41    $10,886.68    $  106.81    $10,781.96
  4           $10,781.96   $  539.10    $11,321.06    $  111.07    $11,212.16
  5           $11,212.16   $  560.61    $11,772.77    $  115.50    $11,659.53
  6           $11,659.53   $  582.98    $12,242.50    $  120.11    $12,124.74
  7           $12,124.74   $  606.24    $12,730.98    $  124.90    $12,608.52
  8           $12,608.52   $  630.43    $13,238.95    $  129.89    $13,111.60
  9           $13,111.60   $  655.58    $13,767.18    $  135.07    $13,634.75
  10          $13,634.75   $  681.74    $14,316.49    $  140.46    $14,178.78
  ----------------------------------------------------------------------------
  Cumulative               $5,752.35                  $1,596.54


                               New York Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  481.76    $ 9,998.22
  2           $ 9,998.22   $  499.91    $10,498.13    $   92.84    $10,407.14
  3           $10,407.14   $  520.36    $10,927.50    $   96.64    $10,832.79
  4           $10,832.79   $  541.64    $11,374.43    $  100.59    $11,275.86
  5           $11,275.86   $  563.79    $11,839.65    $  104.71    $11,737.04
  6           $11,737.04   $  586.85    $12,323.89    $  108.99    $12,217.08
  7           $12,217.08   $  610.85    $12,827.94    $  113.45    $12,716.76
  8           $12,716.76   $  635.84    $13,352.60    $  118.09    $13,236.88
  9           $13,236.88   $  661.84    $13,898.72    $  122.92    $13,778.27
  10          $13,778.27   $  688.91    $14,467.18    $  127.95    $14,341.80
  ----------------------------------------------------------------------------
  Cumulative               $5,788.75                  $1,467.95

                                 Ohio Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  508.08    $ 9,972.36
  2           $ 9,972.36   $  498.62    $10,470.98    $  100.71    $10,372.25
  3           $10,372.25   $  518.61    $10,890.87    $  104.74    $10,788.18
  4           $10,788.18   $  539.41    $11,327.59    $  108.94    $11,220.79
  5           $11,220.79   $  561.04    $11,781.83    $  113.31    $11,670.74
  6           $11,670.74   $  583.54    $12,254.28    $  117.86    $12,138.74
  7           $12,138.74   $  606.94    $12,745.67    $  122.58    $12,625.50
  8           $12,625.50   $  631.28    $13,256.78    $  127.50    $13,131.78
  9           $13,131.78   $  656.59    $13,788.37    $  132.61    $13,658.37
  10          $13,658.37   $  682.92    $14,341.29    $  137.93    $14,206.07
  ----------------------------------------------------------------------------
  Cumulative               $5,757.69                  $1,574.26


                             Pennsylvania Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  517.80    $ 9,962.79
  2           $ 9,962.79   $  498.14    $10,460.93    $  104.65    $10,358.31
  3           $10,358.31   $  517.92    $10,876.23    $  108.81    $10,769.54
  4           $10,769.54   $  538.48    $11,308.01    $  113.13    $11,197.09
  5           $11,197.09   $  559.85    $11,756.94    $  117.62    $11,641.61
  6           $11,641.61   $  582.08    $12,223.69    $  122.29    $12,103.78
  7           $12,103.78   $  605.19    $12,708.97    $  127.14    $12,584.30
  8           $12,584.30   $  629.22    $13,213.52    $  132.19    $13,083.90
  9           $13,083.90   $  654.19    $13,738.09    $  137.44    $13,603.33
  10          $13,603.33   $  680.17    $14,283.50    $  142.90    $14,143.38
  ----------------------------------------------------------------------------
  Cumulative               $5,743.98                  $1,623.97


                               Virginia Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  495.42    $ 9,984.81
  2           $ 9,984.81   $  499.24    $10,484.05    $  100.83    $10,385.20
  3           $10,385.20   $  519.26    $10,904.46    $  104.87    $10,801.65
  4           $10,801.65   $  540.08    $11,341.73    $  109.08    $11,234.79
  5           $11,234.79   $  561.74    $11,796.53    $  113.45    $11,685.31
  6           $11,685.31   $  584.27    $12,269.57    $  118.00    $12,153.89
  7           $12,153.89   $  607.69    $12,761.58    $  122.74    $12,641.26
  8           $12,641.26   $  632.06    $13,273.32    $  127.66    $13,148.18
  9           $13,148.18   $  657.41    $13,805.58    $  132.78    $13,675.42
  10          $13,675.42   $  683.77    $14,359.19    $  138.10    $14,223.80
  ----------------------------------------------------------------------------
  Cumulative               $5,764.28                  $1,562.93


                  Intermediate Diversified Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  510.02    $ 9,970.45
  2           $ 9,970.45   $  498.52    $10,468.97    $   88.53    $10,382.23
  3           $10,382.23   $  519.11    $10,901.34    $   92.19    $10,811.01
  4           $10,811.01   $  540.55    $11,351.56    $   96.00    $11,257.51
  5           $11,257.51   $  562.88    $11,820.38    $   99.96    $11,722.44
  6           $11,722.44   $  586.12    $12,308.57    $  104.09    $12,206.58
  7           $12,206.58   $  610.33    $12,816.91    $  108.39    $12,710.71
  8           $12,710.71   $  635.54    $13,346.25    $  112.87    $13,235.66
  9           $13,235.66   $  661.78    $13,897.45    $  117.53    $13,782.30
  10          $13,782.30   $  689.11    $14,471.41    $  122.38    $14,351.51
  ----------------------------------------------------------------------------
  Cumulative               $5,782.69                  $1,451.97

                  Intermediate California Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  511.97    $ 9,968.53
  2           $ 9,968.53   $  498.43    $10,466.96    $   90.54    $10,378.24
  3           $10,378.24   $  518.91    $10,897.15    $   94.26    $10,804.78
  4           $10,804.78   $  540.24    $11,345.02    $   98.14    $11,248.86
  5           $11,248.86   $  562.44    $11,811.30    $  102.17    $11,711.19
  6           $11,711.19   $  585.56    $12,296.75    $  106.37    $12,192.52
  7           $12,192.52   $  609.63    $12,802.15    $  110.74    $12,693.63
  8           $12,693.63   $  634.68    $13,328.31    $  115.29    $13,215.34
  9           $13,215.34   $  660.77    $13,876.11    $  120.03    $13,758.49
  10          $13,758.49   $  687.92    $14,446.42    $  124.97    $14,323.96
  ----------------------------------------------------------------------------
  Cumulative               $5,777.33                  $1,474.50


                   Intermediate New York Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  512.94    $ 9,967.58
  2           $ 9,967.58   $  498.38    $10,465.95    $   91.55    $10,376.25
  3           $10,376.25   $  518.81    $10,895.06    $   95.30    $10,801.67
  4           $10,801.67   $  540.08    $11,341.76    $   99.21    $11,244.54
  5           $11,244.54   $  562.23    $11,806.77    $  103.28    $11,705.57
  6           $11,705.57   $  585.28    $12,290.84    $  107.51    $12,185.49
  7           $12,185.49   $  609.27    $12,794.77    $  111.92    $12,685.10
  8           $12,685.10   $  634.25    $13,319.35    $  116.51    $13,205.19
  9           $13,205.19   $  660.26    $13,865.45    $  121.28    $13,746.60
  10          $13,746.60   $  687.33    $14,433.93    $  126.26    $14,310.21
  ----------------------------------------------------------------------------
  Cumulative               $5,774.65                  $1,485.75



     *Expenses are net of any fee waiver or expense waiver for the first year.
      Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: 800-221-5672
          For Literature: 800-227-4618

Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

On the Internet: www.sec.gov. You also may find these documents and more information about Alliance and the Portfolios on the Internet at:
www.AllianceBernstein.com.

File Nos
811-04791
811-07618
811-5555


  Privacy Notice
  (This information is not part of the Prospectus.)

  Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

  It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


                                                                  PRO-0116-0206

[LOGO]                            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
-----------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618
-----------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2006

-----------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2006, for the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio and New York Portfolio (each a "Portfolio" and together, the "Portfolios") of the AllianceBernstein Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended October 31, 2005 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                          Page

Investment Policies and Restrictions........................................
Management of the Fund......................................................
Expenses of the Fund........................................................
Purchase of Shares..........................................................
Redemption and Repurchase of Shares.........................................
Shareholder Services........................................................
Net Asset Value.............................................................
Dividends, Distributions and Taxes..........................................
Brokerage and Portfolio Transactions........................................
General Information.........................................................
Financial Statements and Report of Independent Registered
  Public Accounting Firm....................................................
Appendix A: Bond and Commercial Paper Ratings...............................A-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

-----------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS

-----------------------------------------------------------------------------

          The Fund is an open-end investment company comprised of the diversified California, New York, National and Insured National Portfolios and the non-diversified Insured California Portfolio. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio.

          Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

          As used in this SAI, "net assets" means net assets plus borrowings.

National and Insured National Portfolios
----------------------------------------

          As a matter of fundamental policy, the, National Portfolio and Insured National Portfolio are diversified as defined in the 1940 Act. As a matter of fundamental policy, the National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the Alternative Minimum Tax ("AMT").

          As a matter of fundamental policy, the Insured National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT. The Insured National Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of these policies, net assets include any borrowings for investment purposes. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities.

          The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

          - whereas the National Portfolio invests (and is permitted to invest without limit) in AMT-Subject bonds, the Insured National Portfolio invests principally in AMT-Exempt bonds; and

          - as described above, the Insured National Portfolio normally invests at least 80% of its net assets in insured securities.

State Portfolios
----------------

          The Insured California Portfolio is non-diversified. As a matter of fundamental policy, each of the California Portfolio and New York Portfolio is diversified as defined in the 1940 Act. Each State Portfolio invests principally in municipal securities substantially all the interest from which (and substantially all the related dividends to shareholders) is exempt from federal income tax and from personal income tax in the named State. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

          Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named State if such municipal securities generate interest exempt from federal income tax and personal income tax in the named State. When Alliance Capital Management L.P. ("Alliance") believes that municipal securities of the named State that meet the Portfolio's quality standards are not available, the Portfolio may invest in securities whose interest payments are only federally tax-exempt.

          California and Insured California Portfolios. As a matter of fundamental policy, the California Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

          As a matter of fundamental policy, the Insured California Portfolio invests, under normal circumstances, at least (i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT and (ii) 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. The Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, and the fundamental policies above, net assets include any borrowings for investment purposes.

          New York Portfolio. As a matter of fundamental policy, the New York Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of New York or municipal securities with interest which is otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

Other Investment Policies
-------------------------

          Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's Investor Service, Inc. ("Moody's") or BBB or higher (including BBB+ and BBB-) by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by Alliance to be of comparable quality. For additional information on securities ratings, please see Appendix A. In addition, each Portfolio may invest in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.

          The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

Insurance Feature of
the Insured National and Insured California Portfolios
------------------------------------------------------

          The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolio, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

          The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

Alternative Minimum Tax
-----------------------

          Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

Risk of Concentration In a Single State
---------------------------------------

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

          Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios-Principal Policies-Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

          The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated on August 8, 2005 with respect to New York and a Preliminary Official Statement dated October 25, 2005 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

          The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 4, 2005, and the Update to the Annual Information Statement dated August 8, 2005.

Debt Reform Act of 2000
-----------------------

          The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

          The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

          Debt outstanding and debt service costs for the 2004-05 fiscal year and the entire five-year forecast period through 2009-10 are projected by the DOB to be within the Debt Reform Act's statutory caps.

          For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          The amount of general obligation bonds issued in the 2004-05 fiscal year (excluding refunding bonds) was $177 million, and as of March 31, 2005, the total amount of general obligation debt outstanding was $3.7 billion. The 2005-06 Enacted Capital Plan projects that about $279 million in general obligation bonds will be issued in 2005-06. This includes $94 million of Rebuild and Renew New York Transportation Bonds pursuant to the Rebuild and Renew New York Transportation General Obligation Bond Act, which was approved by voters on November 8, 2005, authorizing $2.9 billion general obligation bonds.

          Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

          The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The 2005-06 Enacted Capital Plan projects that $2.8 billion of State PIT Revenue Bonds will be issued in 2005-06.

New York Local Government Assistance Corporation
------------------------------------------------

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

          The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2004, there were 18 Authorities that had aggregate outstanding debt of $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

          Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2005-06 fiscal year.

          Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

          The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Certificates of Participation
-----------------------------

          The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State has not issued COPs since 2001 and expects that State PIT Revenue Bonds will be used to finance the acquisition of equipment under this program in 2005-06.

Current Fiscal Year
-------------------

          The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. The Legislature completed action on the Executive Budget appropriation for the 2005-06 fiscal year by March 31, 2005. On April 12, 2005, several amendments to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program ("TANF"), the Environmental Protection Fund ("EPF"), and the Help America Vote Act.

          The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

          The Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 billion in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

          The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new sound basic education ("SBE") aid program, financed with Video Lottery Terminal ("VLT") revenues, that will distribute aid through a formula that benefits high-need districts. The DBE program is part of the State's efforts to comply with a State Court of Appeals' ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

          The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus ("FHP") program ($25 million), and to provide enhanced aid for local governments ($61 million).

          The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending, which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

2004-05 Fiscal Year
-------------------

          DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

          The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ("CRF") ($21 million), and the Community Projects Fund ("CPF") ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

          General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources of annual growth.

2003-04 Fiscal Year
-------------------

          The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

          The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the TSRF (the State's "rainy day fund") (after an $84 million deposit at the close of 2003-04), the CRF ($21 million), and the CPF ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

          The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the Legislature's actions and other events on the State's 2003-04 Financial Plan as submitted by the Governor in January 2003. DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President had signed into law after the State Legislature had acted on the budget. At the time, the Legislature did not agree with DOB's Financial Plan estimates. General Fund actual results in 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid.

2002-03 Fiscal Year
-------------------

          After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

          General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

Economic Overview
-----------------

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

          Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation.

          The City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

          The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

          In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Recent Developments
-------------------

          The New York State economy continues to expand at a pace consistent with the Enacted Budget forecast. Above-trend national growth rates continue to buttress the New York economy, sustaining the recovery from the State's 2001-2003 recession that is estimated to have ended in August 2003. Since then, the State labor market has added 130,000 private sector jobs. DOB's projection for 2005 State employment growth is virtually unchanged from the Enacted Budget forecast, with total and private non-farm employment projected to grow 1.1 percent and 1.2 percent, respectively. The continued strengthening of the State economy will help to sustain the housing market in 2005, though the pace of growth observed in 2004 has already begun to cool. New York personal income is projected to rise 5.1 percent for 2005, while wage and salary growth is projected at 4.9 percent. Both are virtually unchanged from the Enacted Budget forecast.

          In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a weaker performance in the financial sector than is currently projected. Higher energy prices and global instability continue to loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, although this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services and, hence, stronger income growth in that sector than expected.

New York City
-------------

          The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City to market securities successfully in the public credit markets.

          In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the NYC MAC, to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

          Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year, or thereafter.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

          The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2005-06 fiscal year or thereafter.

          Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 State Financial Plan. The State believes that the proposed 2005-06 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2005-06 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2005-06 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2005-06 State Financial Plan.

CALIFORNIA PORTFOLIO
--------------------

          The following is based on information obtained from a Preliminary Official Statement, dated October 25, 2005, relating to $3,000,000,000 State of California 2005-06 Revenue Anticipation Notes (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

          Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

          Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

          Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

          As of the enactment of the 2005 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $7.555 billion and $11.331 billion under the Appropriations Limit in fiscal years 2004-05 and 2005-06, respectively.

          Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

          The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs.

State Indebtedness
------------------

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of October 1, 2005, the State had outstanding $47,303,662,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,695,211,000 of long-term general obligations bonds. This latter figure consists of $19,420,611,000 of general obligation bonds that are authorized by State finance committees to be issued initially as commercial paper notes and $15,274,600,000 of other authorized but unissued general obligation debt.

          The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6.4 billion of variable rate general obligation bonds, representing 13.5% of the State's total outstanding general obligation bonds as of October 1, 2005.

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $7,746,580,074 General Fund-supported lease-purchase debt outstanding as of October 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State expects to issue $3 billion of RANs to meet the State's short-term cash flow needs for fiscal year 2005-06.

Current Fiscal Year Budget
--------------------------

          The 2005-06 Governor's Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of Economic Recovery Bonds, suspending the $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision reflected an increase in General Fund revenues compared to January of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over the 2004-05 and 2005-06 time periods due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of Economic Recovery Bonds, fully fund transportation programs under Proposition 42, and pay back 50 percent of the Vehicle License Fee Gap (subsequently increased to 100 percent at Budget Act) owed to local governments, among other things.

          The 2005 Budget Act was adopted by the Legislature on July 7, 1005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

          Under the 2005 Budget Act, General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assume continued but moderating growth in California's economy as reflected in several key indicators. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

Fiscal Year 2004-05 Budget
--------------------------


          The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision, released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).


          After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.


          Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.


          The May Revision of the 2005-06 Governor's Budget, released on May 13, 2005 (the "2005-06 May Revision"), projected that the State would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 are projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates.


Fiscal Year 2003-04 Budget
--------------------------


          The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. As a result, the 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.


          On May 14, 2003, the Governor released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds in April 2003. As a result principally of the loss of the tobacco securitization proceeds, the May Revision estimate of the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.


Fiscal Year 2002-03 Budget
--------------------------


          The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.


          The 2002 Budget Act was signed by the Governor on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.


          Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.


          Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State's fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

Economic Overview
-----------------

          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered, with 336,000 jobs gained between July 2003 and March 2005, compared with 367,000 jobs lost between January 2001 and July 2003.

          The State's July 1, 2004 population of over 36 million represented over 12 percent of the total United States population. In 2004, the unemployment rate in California was 6.2%, compared to 5.5% for the nation as a whole. The trade, transportation and utilities sector had the largest percentage of non-farm employment, with 19.3%, followed by the state and local government sector, with 14.5%, and the professional and business services sector, with 13.0%. Per capita personal income was $35,019 in 2004, compared to $32,937 for the nation as a whole.

Litigation
----------

          The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

Insurance Feature
-----------------

          The insurance feature is generally described in the Prospectus under "Description of the Portfolios - Principal Policies--Insurance Feature of the Insured National and Insured California Portfolios". Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

          The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "A" or better by S&P or Moody's. Alliance is aware of nine such insurers, MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., a separately capitalized member of the Dexia group, a group of European financial services companies; ACA Financial Guaranty Corporation ("ACA"), a wholly-owned subsidiary of American Capital Access Holdings Limited ("ACA Holdings"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); and Assured Guaranty Corp. (formerly, ACE Guaranty Corp. ("AGC"). Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

          It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios reduces credit risk by ensuring that a Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

          The information relating to MBIA, FGIC, Ambac, FSA, ACA, Radian, XLCA, CIFG NA and AGC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

          MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of September 30, 2005, MBIA had total assets of $34,930 million, and total liabilities of $28,435 million. The address of MBIA is 113 King Street, Armonk, New York 10504.

          FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2005, FGIC had total assets of $3,672 million and total liabilities of $1,637 million. The address of FGIC is 125 Park Avenue, New York, New York 10017.

          Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico. As of September 30, 2005, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $19,062 million and total liabilities of $13,868 million. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

          FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2005, FSA and its subsidiaries had, on a consolidated basis, total assets of $9,483 million and total liabilities of $6,615 million. The registered office of FSA is located at 31 West 52nd Street, New York, New York 10019.

          ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. As of September 30, 2005, ACA Holdings and its subsidiaries had assets of $5,841 million and total liabilities of $5,452 million, on a consolidated basis. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

          Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2005, Radian Group, Inc. and its subsidiaries held total assets of $7,098 million and total liabilities of $3,523 million. Radian's principal business office is located at 335 Madison Avenue, 25th Floor, New York, New York 10017.

          XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2005, XLCA had consolidated assets of $930 million and total liabilities of $702 million. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.

          CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 2004, CIFG NA was licensed to transact financial guaranty insurance in 42 states and the District of Columbia and the Commonwealth of Puerto Rico. As of September 30, 2005, CIFG NA had total assets of $278.1 million and total liabilities of $152.9 million. The address of CIFG NA is 825 Third Avenue, New York, New York 10022.


          AGC. AGC is domiciled in the State of Maryland and is a principal operating subsidiary of Assured Guaranty Ltd., a Bermuda-based holding company whose shares are traded on the New York Stock Exchange. AGC is licensed in 48 jurisdictions. As of September 30, 2005, AGC had total assets of $1,390.9 million and total liabilities of $363.9 million. The address of AGC is 1325 Avenue of the Americas, New York, New York 10019.

Additional Investment Policies
------------------------------

          Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

          General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

          Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

          Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

          A Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

          Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

          Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

          Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

          Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

          Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

          Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

          Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. Alliance appraises independently the fundamental quality of the securities included in the Fund's portfolios.

          Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of Alliance, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

          After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but Alliance will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, Alliance will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

          Investment in Other Investment Companies. The Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

          Derivatives. Each Portfolio may invest in derivatives, such as options, futures, forwards, and swaps. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

          o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          o Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities or contracts based on financial indices, including any index of municipal securities or U.S. Government Securities, or reference rates ("futures contracts"), and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

          The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

          Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

          The Portfolios intend to write call options for cross- hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

          If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when Alliance believes it would be advantageous to do so. See "Description of the Portfolios-Description of Additional Investment Practices -- Illiquid Securities" in the Prospectus.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A- (or the equivalent) by at least one nationally recognized statistical rating organization and who are on Alliance's approved list of swap counterparties for that Portfolio.

          A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa3 or BBB-. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

          Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

          A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

          Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolios hedging its assets liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A- (or the equivalent) by at least one nationally recognized statistical rating organization and who are on Alliance's approved list of swap counterparties for that Portfolio. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

          The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

          There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

          When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when- issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

          General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon Alliance's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

          Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

          U.S. Government Securities. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

          Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets, or such other amount permitted by guidance regarding the 1940 Act, in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

          Lending of Portfolio Securities. A Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by Alliance to be of good standing, and when, in the judgment of Alliance, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.

          A Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

          Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

          Special Risk Considerations. Securities rated Baa (including Baa1, Baa2 and Baa3) are considered by Moody's or BBB (including BBB+ and BBB-) by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-), ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

          Alliance will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, Alliance's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

          Non-rated municipal securities will also be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investment Restrictions
-----------------------

          Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

          Each of the Portfolios may not:

               (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

               (2) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.


               (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
          (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

               (4) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

               (5) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

               (6) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.(2)

----------
(2) This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.


               In addition, with respect to the California Portfolio, New York Portfolio, National Portfolio and the Insured National Portfolio, each of these Portfolios is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.

          Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

          Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

          Each Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.0% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.0% in Alliance. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of Alliance or its affiliates.

          Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by Alliance, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance or by affiliates of Alliance. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to Alliance a total of $362,500 in respect of such services during the fiscal year of the Fund ended October 31, 2005.

          Under the terms of the Advisory Agreement, the National, New York and California Portfolios paid Alliance an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Advisory Agreement provides for a fee at an annual rate of .625% of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Advisory Agreement provides for a fee at an annual rate of .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly. Alliance has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B and Class C shares, 0.68%, 1.38% and 1.38%, respectively, for the National Portfolio; 1.04%, 1.74% and 1.74%, respectively, for the Insured National Portfolio; 0.77%, 1.47% and 1.47%, respectively, for the California Portfolio; and 0.58%, 1.28% and 1.28%, respectively, for the New York Portfolio. This contractual agreement automatically extends each year unless Alliance provides written notice 60 days prior to the Portfolio's fiscal year end.

          Effective as of January 1, 2004, Alliance voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees to 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% of the excess over $5 billion of the average daily net assets for each Portfolio. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to this amount.

          For the fiscal year ended October 31, 2003, advisory fees paid to Alliance with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,729,811, $1,253,454, $3,449,588, $7,257,720 and $1,052,043, respectively. Of such amounts,
$2,536,272, $250,000, $2,621,688, $2,903,087 and $0, respectively, was waived by
Alliance.

          For the fiscal year ended October 31, 2004, advisory fees paid to Alliance with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,100,326, $1,049,618, $2,964,604, $5,813,783, and $860,472, respectively. Of such amounts, $1,452,587,
$38,777, $1,638,328, $1,030,577 and $0, respectively, was waived by Alliance under the contractual fee waiver, and $614,577, $208,360, $584,907, $1,151,766 and $109,407 was waived by Alliance under the agreement with the New York Attorney General.

          For the fiscal year ended October 31, 2005, advisory fees paid to Alliance with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $2,107,426, $713,409, $2,124,794, $3,938,176 and $615,537, respectively. Of such amounts, $1,191,067, $3,721,
$1,567,210, $781,672 and $0, respectively, was waived by Alliance.


          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues in effect with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for each Portfolio for another annual term at their meetings held on September 14 and 16, 2005.

          The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by Alliance on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

          The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals (3) with the most significant responsibility for the day-to-day

----------
(3) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, David M. Dowden and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

          Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of October 31, 2005.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)
                ------------------------------------------------

                Terrance T. Hults     $10,001-$50,000 (New York Portfolio)

----------
(4) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


          As of October 31, 2005, Alliance Capital employees had approximately $494,887,179 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2005.

- California Portfolio

----------------------------------------------------------------------------------------------------------------------

                              REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
                                                                       Number of               Total Assets of
                             Total                                     Registered              Registered
                             Number of        Total Assets of          Investment              Investment
                             Registered       Registered               Companies               Companies
                             Investment       Investment               Managed with            Managed with
                             Companies        Companies                Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               26               $10,985,810,643           1                      $52,785,625
Fred S. Cohen                26               $10,985,810,643           1                      $52,785,625
R. B. Davidson III           26               $10,985,810,643           1                      $52,785,625
David M. Dowden              26               $10,985,810,643           1                      $52,785,625
Terrance T. Hults            26               $10,985,810,643           1                      $52,785,625



- Insured California Portfolio

----------------------------------------------------------------------------------------------------------------------

                                REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

----------------------------------------------------------------------------------------------------------------------

                                                                       Number of               Total Assets of
                             Total                                     Registered              Registered
                             Number of        Total Assets of          Investment              Investment
                             Registered       Registered               Companies               Companies
                             Investment       Investment               Managed with            Managed with
                             Companies        Companies                Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               26               $11,691,692,344          1                        $52,785,625
Fred S. Cohen                26               $11,691,692,344          1                        $52,785,625
R. B. Davidson III           26               $11,691,692,344          1                        $52,785,625
David M. Dowden              26               $11,691,692,344          1                        $52,785,625
Terrance T. Hults            26               $11,691,692,344          1                        $52,785,625



- Insured National Portfolio

----------------------------------------------------------------------------------------------------------------------

                                  REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

----------------------------------------------------------------------------------------------------------------------
                                                                       Number of               Total Assets of
                             Total                                     Registered              Registered
                             Number of        Total Assets of          Investment              Investment
                             Registered       Registered               Companies               Companies
                             Investment       Investment               Managed with            Managed with
                             Companies        Companies                Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               26             $11,373,807,612            1                       $52,785,625
Fred S. Cohen                26             $11,373,807,612            1                       $52,785,625
R. B. Davidson III           26             $11,373,807,612            1                       $52,785,625
David M. Dowden              26             $11,373,807,612            1                       $52,785,625
Terrance T. Hults            26             $11,373,807,612            1                       $52,785,625



- National Portfolio

----------------------------------------------------------------------------------------------------------------------

                                  REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

----------------------------------------------------------------------------------------------------------------------
                                                                       Number of               Total Assets of
                             Total                                     Registered              Registered
                             Number of        Total Assets of          Investment              Investment
                             Registered       Registered               Companies               Companies
                             Investment       Investment               Managed with            Managed with
                             Companies        Companies                Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               26             $11,669,329,502              1                      $52,785,625
Fred S. Cohen                26             $11,669,329,502              1                      $52,785,625
R. B. Davidson III           26             $11,669,329,502              1                      $52,785,625
David M. Dowden              26             $11,669,329,502              1                      $52,785,625
Terrance T. Hults            26             $11,669,329,502              1                      $52,785,625



- New York Portfolio

----------------------------------------------------------------------------------------------------------------------

                                  REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

----------------------------------------------------------------------------------------------------------------------
                                                                       Number of               Total Assets of
                             Total                                     Registered              Registered
                             Number of        Total Assets of          Investment              Investment
                             Registered       Registered               Companies               Companies
                             Investment       Investment               Managed with            Managed with
                             Companies        Companies                Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               26               $11,348,781,922          1                        $52,785,625
Fred S. Cohen                26               $11,348,781,922          1                        $52,785,625
R. B. Davidson III           26               $11,348,781,922          1                        $52,785,625
David M. Dowden              26               $11,348,781,922          1                        $52,785,625
Terrance T. Hults            26               $11,348,781,922          1                        $52,785,625



- All Portfolios

----------------------------------------------------------------------------------------------------------------------

                                            OTHER POOLED INVESTMENT VEHICLES

----------------------------------------------------------------------------------------------------------------------
                                                                       Number of               Total Assets of
                             Total                                     Pooled                  Pooled
                             Number of        Total Assets of          Investment              Investment
                             Pooled           Pooled                   Vehicles                Vehicles
                             Investment       Investment               Managed with            Managed with
                             Vehicles         Vehicles                 Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               0                   $0                       0                       $0
Fred S. Cohen                0                   $0                       0                       $0
R. B. Davidson III           0                   $0                       0                       $0
David M. Dowden              0                   $0                       0                       $0
Terrance T. Hults            0                   $0                       0                       $0



- All Portfolios

----------------------------------------------------------------------------------------------------------------------

                                                    OTHER ACCOUNTS(5)

----------------------------------------------------------------------------------------------------------------------

                                                                       Number                  Total
                                                                       of Other                Assets of
                             Total            Total                    Accounts                Other
                             Number of        Assets                   Managed                 Accounts
                             Other            of Other                 with                    with
                             Accounts         Accounts                 Performance-            Performance-
Portfolio Manager            Managed          Managed                  based Fees              based Fees
-----------------            -------          -------                  ----------              ----------

Michael Brooks               1,343           $8,467,387,872             2                      $16,479,729
Fred S. Cohen                1,343           $8,467,387,872             2                      $16,479,729
R. B. Davidson III           1,343           $8,467,387,872             2                      $16,479,729
David M. Dowden              1,343           $8,467,387,872             2                      $16,479,729
Terrance T. Hults            1,343           $8,467,387,872             2                      $16,479,729


---------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(6)

----------
(6) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS IN         OTHER
NAME, ADDRESS,                          PRINCIPAL                          FUND COMPLEX          DIRECTORSHIPS
DATE OF BIRTH,                          OCCUPATION(S)                      OVERSEEN              HELD BY
(YEAR ELECTED*)                         DURING PAST 5 YEARS                BY DIRECTOR           DIRECTOR
---------------                         -------------------                -----------           --------

INTERESTED DIRECTOR

Marc O. Mayer,**                        Executive Vice President of ACMC        106              SCB Partners, Inc.;
1345 Avenue of the Americas             since 2001 and Chairman of the                           and SCB, Inc.
New York, NY 10105                      Board of AllianceBernstein
10-2-1957                               Investment Research and
(2003)                                  Management, Inc. ("ABIRM") since
                                        2000; prior thereto, Chief
                                        Executive Officer of Sanford C.
                                        Bernstein & Co., LLC
                                        (institutional research and
                                        brokerage arm of Bernstein &
                                        Co., LLC) ("SCB & Co.") and its
                                        predecessor since prior to 2001.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., #,+              Investment adviser and an               108              None
2 Sound View Drive                      independent consultant. He was
Suite 100                               formerly Senior Manager of Barrett
Greenwich, CT 06830                     Associates, Inc., a registered
9-7-1932                                investment adviser, with which he
(1999)                                  had been associated since prior to
                                        2001. He was formerly Deputy
                                        Comptroller and Chief Investment
                                        Officer of the State of New York
                                        and, prior thereto, Chief
                                        Investment Officer of the New York
                                        Bank for Savings.

Ruth Block,***, #                       Formerly an Executive Vice              106              None
500 S.E. Mizner Blvd.                   President and Chief Insurance
Boca Raton, FL 33432                    Officer of The Equitable Life
11-7-1930                               Assurance Society of the United
(1988)                                  States; Chairman and Chief
                                        Executive Officer of Evlico
                                        (insurance); Director of Avon, BP
                                        (oil and gas), Ecolab Incorporated
                                        (specialty chemicals), Tandem
                                        Financial Group and Donaldson,
                                        Lufkin & Jenrette Securities
                                        Corporation; Governor at Large,
                                        National Association of Securities
                                        Dealers, Inc.

David H. Dievler, #                     Independent consultant.  Until          107              None
P.O. Box 167                            December 1994, he was Senior
Spring Lake, NJ 07762                   Vice President of ACMC
10-23-1929                              responsible for mutual fund
(1988)                                  administration.  Prior to
                                        joining ACMC in 1984, he was
                                        Chief Financial Officer of
                                        Eberstadt Asset Management
                                        since 1968.  Prior to that, he
                                        was Senior Manager at Price
                                        Waterhouse & Co.  Member of
                                        American Institute of
                                        Certified Public Accountants
                                        since 1953.

John H. Dobkin, #                       Consultant. Formerly President of       106              None
P.O. Box 12                             Save Venice, Inc. (preservation
Annandale, NY 12504                     organization) from 2001-2002,
2-19-1942                               Senior Advisor from June 1999-June
(1999)                                  2000 and President of Historic
                                        Hudson Valley (historic
                                        preservation) from December
                                        1989-May 1999. Previously, Director
                                        of the National Academy of Design
                                        and during 1988-1992, Director and
                                        Chairman of the Audit Committee of
                                        ACMC.

Michael J. Downey, #                    Consultant since January                106              Asia Pacific Fund,
c/o Alliance Capital                    2004.  Formerly Managing                                 Inc.; and the
Management L.P.                         Partner of Lexington Capital,                            Merger Fund
Attn:  Philip L. Kirstein               LLC (investment advisory firm)
1345 Avenue of the Americas             from December 1997 until
New York, NY 10105                      December 2003.  Prior thereto,
1-26-1944                               Chairman and CEO of Prudential
(2005)                                  Mutual Fund Management from
                                        1987 to 1993.

D. James Guzy, #                        Chairman of the Board of PLX            106              Intel Corporation;
P.O. Box 128                            Technology (semi-conductors)                             Cirrus Logic
Glenbrook, NV 89413                     and of SRC Computers Inc.,                               Corporation;
3-7-1936                                with which he has been                                   Novellus
(2005)                                  associated since prior to                                Corporation; Micro
                                        2001. He is also President                               Component
                                        of the Arbor Company                                     Technology; the
                                        (private family                                          Davis Selected
                                        investments).                                            Advisors Group of
                                                                                                 Mutual Funds; and
                                                                                                 LogicVision


Marshall C. Turner, Jr., #              Principal of Turner Venture             106              Toppan Photomasks,
220 Montgomery Street                   Associates (venture capital                              Inc.; the George
Penthouse 10                            and consulting) since prior to                           Lucas Educational
San Francisco, CA 94104-3402            2001.  Chairman and CEO,                                 Foundation;
10-10-1941                              DuPont Photomasks, Inc.,                                 Chairman of the
(2005)                                  Austin, Texas, 2003-2005, and                            Board of the
                                        President and CEO since                                  Smithsonian's
                                        company acquired, and name                               National Museum of
                                        changed to Toppan Photomasks,                            Natural History
                                        Inc. in 2005 (semi-conductor
                                        manufacturing services).

----------------
*    There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

*** Ms. Block was an "interested person," as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of Alliance. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Her Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of Alliance.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance and Nominating Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met eight times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      AGGREGATE DOLLAR
                            DOLLAR RANGE              RANGE OF EQUITY SECURITIES
                            OF EQUITY SECURITIES      IN THE ALLIANCEBERNSTEIN
                            IN THE FUND AS OF         FUND COMLPEX AS OF
                            DECEMBER 31, 2005         DECEMBER 31, 2005
                            -----------------         -----------------

Marc O. Mayer               None                     Over $100,000
Ruth Block                  None                     Over $100,000
David H. Dievler            $50,001-$100,000         Over $100,000
John H. Dobkin              None                     Over $100,000
Michael J. Downey           None                     Over $100,000
William H. Foulk, Jr.       None                     Over $100,000
D. James Guzy               None                     $50,001-$100,000
Marshall C. Turner, Jr.     None                     Over $100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*             POSITION(S)                           PRINCIPAL OCCUPATION
AND DATE OF BIRTH          HELD WITH FUND                        DURING PAST 5 YEARS
-----------------          --------------                        -------------------

Marc O. Mayer,             President                             See biography above.
10-2-1957

Philip L. Kirstein,        Senior Vice President and             Senior Vice President and
5-29-1945                  Independent Compliance Officer        Independent Compliance Officer of
                                                                 the AllianceBernstein Funds, with
                                                                 which he has been associated since
                                                                 October 2004. Prior thereto, he was
                                                                 Of Counsel to Kirkpatrick &
                                                                 Lockhart, LLP from October 2003 to
                                                                 October 2004, and General Counsel
                                                                 of Merrill Lynch Investment
                                                                 Managers, L.P. since prior to 2001
                                                                 until March 2003.

Douglas J. Peebles,        Senior Vice President                 Executive Vice President of ACMC,**
8-10-1965                                                        with which he has been associated
                                                                 since prior to 2001.

Jeffrey L. Phlegar,        Senior Vice President                 Executive Vice President of ACMC,**
6-28-1966                                                        with which he has been associated
                                                                 since prior to 2001.

Robert B. Davidson III,    Senior Vice President                 Senior Vice President of ACMC,** with
4-8-1961                                                         which he has been associated since
                                                                 prior to 2001.

David M. Dowden,           Vice President                        Senior Vice President of ACMC,** with
11-21-1965                                                       which he has been associated since
                                                                 2001.

Terrance T. Hults,         Vice President                        Senior Vice President of ACMC,** with
5-17-1966                                                        which he has been associated since
                                                                 prior to 2001.

Emilie D. Wrapp,           Secretary                             Senior Vice President, Assistant
11-13-1955                                                       General Counsel and Assistant
                                                                 Secretary of ABIRM,** with which
                                                                 she has been associated since prior
                                                                 to 2001.

Andrew L. Gangolf,         Assistant Secretary                   Senior Vice President and Assistant
8-15-1954                                                        General Counsel of ABIRM,** with which
                                                                 he has been associated since prior to
                                                                 2001.

Mark D. Gersten,           Treasurer and Chief Financial         Senior Vice President of AGIS** and
10-4-1950                  Officer                               Vice President of ABIRM,** with which
                                                                 he has been associated since prior to
                                                                 2001.

Thomas R. Manley,          Controller                            Vice President of ACMC,** with which
8-3-1951                                                         he has been associated since prior to
                                                                 2001.


-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

                  The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                                   Total Number
                                                                            Total Number           of Investment
                                                                            of Funds in the        Portfolios within
                                                                            AllianceBernstein      the AllianceBernstein
                                                     Total Compensation     Fund Complex,          Fund Complex,
                                                     from the               Including the Fund,    Including the Fund,
                                Aggregate            AllianceBernstein      as to which            as to which
Name of Director                Compensation         Fund Complex,          the Director is a      the Director is a
of the Fund                     From the Fund        Including the Fund     Director or Trustee    Director or Trustee
-------------------             -------------        ------------------     -------------------    -------------------

Marc O. Mayer                   $0                   $0                             40                     106
Ruth Block                      $4,338               $240,916                       40                     106
David H. Dievler                $4,359               $268,371                       41                     107
John H. Dobkin                  $4,635               $261,286                       40                     106
Michael J. Downey               $3,334               $239,916                       40                     106
William H. Foulk, Jr.           $7,796               $486,995                       42                     108
D. James Guzy                   $0                   $32,000                        40                     106
Marshall C. Turner, Jr.         $0                   $28,500                        40                     106


          As of January 6, 2006, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

-------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

-------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          During the fiscal year ended October 31, 2005, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,023,662, $380,563, $847,736, $1,769,077 and $297,300, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. Alliance made payments from its own resources as described above aggregating $625,286, $477,780, $553,284, $1,179,006 and
$455,615 for the National, Insured National, New York, California and Insured California Portfolios, respectively.


          During the fiscal year ended October 31, 2005, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $614,888, $197,073, $1,446,393, $1,514,436 and $188,503, respectively, which constituted approximately 1.0% of the aggregate average daily net assets attributable to Class B shares during the period. Alliance made payments from its own resources as described above aggregating $0, $19,368, $0, $0 and $0 for the National, Insured National, New York, California and Insured California Portfolios, respectively. For the National, Insured National, New York, California and Insured California Portfolios, $203,514, $0, $25,479, $892,543 and $2,178, respectively, were used to offset the distribution services fees paid in prior years.


          During the fiscal year ended October 31, 2005, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $656,075, $119,738, $449,584, $1,340,142 and $188,356, respectively, which constituted approximately 1.0% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. Alliance made payments from its own resources as described above aggregating $132,911, $83,124, $114,660, $195,507 and $126,480 for the
National, Insured National, New York, California and Insured California Portfolios, respectively.

          Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

National Portfolio
------------------
                                     Class A Shares           Class B Shares         Class C Shares
                                     (For the Fiscal          (For the Fiscal        (For the Fiscal
                                     year ended               year ended             year ended
Category of Expense                  October 31, 2005)        October 31, 2005)      October 31, 2005)
-------------------                  ------------------       -----------------      -----------------

Advertising/Marketing                $         77             $       27              $        60

Printing and Mailing of
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders                 $        721             $      147              $       160

Compensation to Underwriters         $    331,967             $   65,935              $    60,085

Compensation to Dealers              $    939,348             $  226,659              $   653,944


Compensation to Sales Personnel      $     51,681             $   12,245              $    12,859

Interest, Carrying or Other
Financing Charges                    $          0             $   39,962              $       643

Other (includes personnel costs
of those home office employees
involved in the effort and
the travel-related expenses
incurred by the marketing
personnel conducting seminars)       $    325,154             $   66,399              $    61,235

Totals                               $  1,648,948             $  411,374              $   788,986
                                     ============             ===========             ============


Insured National Portfolio
--------------------------
                                     Class A Shares          Class B Shares            Class C Shares
                                     (For the Fiscal         (For the Fiscal           (For the Fiscal
                                     year ended              year ended                year ended
Category of Expense                  October 31, 2005)       October 31, 2005)         October 31, 2005)
-------------------                  ------------------     -----------------         -----------------

Advertising/Marketing                $          0             $        86              $      59

Printing and Mailing of
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders                 $        171             $        67              $      28

Compensation to Underwriters         $    226,861             $    61,380              $  35,864

Compensation to Dealers              $    383,679             $    79,634              $ 129,698

Compensation to Sales Personnel      $     22,748             $     4,329              $   2,762

Interest, Carrying or Other
Financing Charges                    $          0             $    13,453              $     141

Other (includes personnel costs
of those home office employees
involved in the effort and the
travel-related expenses incurred
by the marketing conducting
seminars)                            $    224,884             $    57,492              $  34,310

Totals                               $    858,343             $   216,441              $ 202,862
                                     =============            ===========              ==========


New York Portfolio
------------------
                                     Class A Shares            Class B Shares        Class C Shares
                                     (For the Fiscal           (For the Fiscal       (For the Fiscal
                                     year ended                year ended            year ended
Category of Expense                  October 31, 2005)         October 31, 2005)     October 31, 2005)
-------------------                  ------------------        -----------------     -----------------

Advertising/Marketing                $        226             $         0              $       33

Printing and Mailing of
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders                 $        643             $       463              $      109

Compensation to Underwriters         $    226,804             $   194,984              $   36,256

Compensation to Dealers              $    855,411             $   876,783              $  474,190

Compensation to Sales Personnel      $     87,218             $    49,875              $   16,291

Interest, Carrying or Other
Financing Charges                    $          0             $   113,181              $      594

Other (includes personnel costs
of those home office employees
involved in the effort and the
travel-related expenses incurred
by the marketing conducting
seminars)                           $     230,718             $   185,628              $   36,771

Totals                              $   1,401,020             $ 1,420,914              $  564,244
                                     ============             ===========              ==========


California Portfolio
--------------------
                                     Class A Shares          Class B Shares            Class C Shares
                                     (For the Fiscal         (For the Fiscal           (For the Fiscal
                                     year ended              year ended                year ended
Category of Expense                  October 31, 2005)       October 31, 2005)         October 31, 2005)
-------------------                  ------------------      -----------------         -----------------

Advertising/Marketing                $        235             $         0               $             0

Printing and Mailing of
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders                 $        727             $       236               $           221

Compensation to Underwriters         $    513,052             $    46,980               $        73,948

Compensation to Dealers              $  1,781,924             $   407,451               $     1,370,233

Compensation to Sales Personnel      $    143,832             $    10,267               $        19,064

Interest, Carrying or Other
Financing Charges                    $          0             $   110,489               $         1,056

Other (includes personnel costs
of those home office employees
involved in the effort and the
travel-related expenses incurred
by the marketing personnel
conducting seminars)                 $    508,313             $    46,470               $        71,127
Totals                               $  2,948,083             $   621,893               $     1,535,649
                                     ============             ============              ===============


Insured California Portfolio
----------------------------
                                     Class A Shares            Class B Shares         Class C Shares
                                     (For the Fiscal           (For the Fiscal        (For the Fiscal
                                     year ended                year ended             year ended
Category of Expense                  October 31, 2005)         October 31, 2005)      October 31, 2005)
-------------------                  ------------------        -----------------      -----------------

Advertising/Marketing                $          93             $        8              $        26

Printing and Mailing of
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders                 $         141             $       44              $        39

Compensation to Underwriters         $     208,935             $   51,607              $    54,728

Compensation to Dealers              $     329,943             $   63,625              $   204,073

Compensation to Sales Personnel      $      10,040             $    2,040              $     2,997

Interest, Carrying or Other
Financing Charges                    $           0             $   18,284              $       204

Other (includes personnel costs
of those home office employees
involved in the effort and the
travel-related expenses incurred
by the marketing conducting
seminars)                            $     203,763             $   50,717              $    52,769

Totals                               $     752,915             $  186,325              $   314,836
                                     =============             ===========             ===========

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of October 31, 2005, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)

                                 Class B                       Class C
                                 -------                       -------

National               $4,034,625       (8.10%)    $4,622,241          (7.50%)

Insured National       $3,643,952      (22.25%)    $1,877,098         (16.00%)

California             $7,753,160       (6.35%)    $5,680,423          (4.54%)

Insured California     $3,092,838      (19.79%)    $1,717,165          (9.43%)

New York               $7,746,758       (5.79%)    $2,702,986          (5.88%)

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          Alliance may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect with respect to each class of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at their meetings held on September 14 and 16, 2005.

          In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of Alliance, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended October 31, 2005, the Fund paid AGIS $691,177 under the transfer agency agreement.

          AGIS acts as the transfer agent for the Portfolios. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolios, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, Alliance and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

------------------------------------------------------------------------------

                               PURCHASE OF SHARES

------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios."

General
-------

          Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Portfolios, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of a Portfolio's shares, shareholders will not be able to acquire those shares, including through an exchange.

          The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payments by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV on the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended October 31, 2003, 2004, and 2005 the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $407,830, $395,764 and $340,599, respectively; the Insured National Portfolio were $89,420, $84,229 and $119,158, respectively; the New York Portfolio were $559,436, $434,563 and $642,473, respectively; the California Portfolio were $1,140,637, $589,742 and $624,016, respectively; and the Insured California Portfolio were $241,737, $69,585 and $79,579, respectively; of that amount, the Principal Underwriter received the amounts of $26,321, $28,633 and $24,475, respectively, for the National Portfolio; $5,532, $5,256 and $7,563, respectively, for the Insured National Portfolio; $32,928, $25,534 and $41,670, respectively, for the New York Portfolio; $65,853, $39,251 and $37,213, respectively, for the California Portfolio; and, $10,603, $4,636 and $5,566, respectively, for the Insured California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended in 2003, 2004 and 2005, the Principal Underwriter received in CDSCs with respect to Class A redemptions $16,346, $16,602 and $2,728, respectively, for the National Portfolio; $1,380, $2,404 and $2,555, respectively, for the Insured National Portfolio; $67,038, $0 and $2,557, respectively, for the California Portfolio;$2,963, $10,715 and $0, respectively, for the Insured California Portfolio; $11,793, $5,756 and $0, respectively, for the New York Portfolio. During the fiscal years ended in 2003, 2004 and 2005 the Principal Underwriter received in CDSCs with respect to Class B redemptions $118,858, $212,576 and $25,006, respectively, for the National Portfolio; $41,187, $116,486 and $16,510, respectively, for the Insured National Portfolio; $325,390, $51,091 and $54,633, respectively, for the California Portfolio; $62,347, $178,015 and $14,557, respectively, for the Insured California Portfolio; and $259,044, $66,144 and $62,993, respectively, for the New York Portfolio. During the fiscal years ended in 2003, 2004 and 2005, the Principal Underwriter received in CDSCs with respect to Class C redemptions $12,504, $12,240 and $4,204, respectively, for the National Portfolio; $4,318, $64,243 and $3,243, respectively, for the Insured National Portfolio; $45,189, $707 and $11,255, respectively, for the California Portfolio; $6,936, $3,197 and $1,061, respectively, for the Insured California Portfolio; and $10,181, $3,392 and $4,524, respectively, for the New York Portfolio.

Class A Shares
--------------

                  The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                                 Sales Charge
                                                 ------------

                                                                             Discount or
                                                                             Commission to
                                                                             Dealers or Agents
Amount                            As % of Net        As % of the Public      of up to % of
of Purchase                       Amount Invested    Offering Price          Offering Price
-----------                       ---------------    --------------          --------------
Up to $100,000...................        4.44%               4.25%                  4.00%
$100,000 up to
     $250,000....................        3.36                3.25                   3.00
$250,000 up to
     $500,000....................        2.30                2.25                   2.00
$500,000 up to
     1,000,000*..................        1.78                1.75                   1.50

--------------------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors or Trustees of the Fund or other investment companies managed by Alliance, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) Alliance, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge
--------------------------------

          Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                            Contingent Deferred Sales
                                            Charge for the Portfolios
       Year Since Purchase          as a % of Dollar Amount Subject to Charge
       -------------------          -----------------------------------------
       First                                            3.0%
       Second                                           2.0%
       Third                                            1.0%
       Fourth                                           None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of a Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
     -U.S. Large Cap Portfolio
     -AllianceBernstein 2000 Retirement Strategy
     -AllianceBernstein 2005 Retirement Strategy
     -AllianceBernstein 2010 Retirement Strategy
     -AllianceBernstein 2015 Retirement Strategy
     -AllianceBernstein 2020 Retirement Strategy
     -AllianceBernstein 2025 Retirement Strategy
     -AllianceBernstein 2030 Retirement Strategy
     -AllianceBernstein 2035 Retirement Strategy
     -AllianceBernstein 2040 Retirement Strategy
     -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Corporate Bond Portfolio
     -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
     -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Small-Mid Cap Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
     -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
     -AllianceBernstein Short Duration Portfolio
     -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A shares and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          Your financial advisor's firm receives compensation from the Portfolio, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2005, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolios and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          Advest
          A.G. Edwards
          AIG Financial Advisors
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          BNY Investment Center
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Independent Financial Marketing Group
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          National Planning Holdings
          New England Securities
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          Signator Investments
          SunTrust Bank
          UBS AG
          UBS Financial Services
          Uvest Financial Services
          Wachovia Securities
          Walnut Street Securities
          Wells Fargo Investments


          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

-------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

-------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, Alliance, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.
------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of Alliance, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, Alliance, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card which is included in the Subscription Application to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

-------------------------------------------------------------------------------

                                 NET ASSET VALUE

-------------------------------------------------------------------------------

          The per share NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where Alliance has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, Alliance may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Portfolio's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to its oversight, the Fund's Board has delegated responsibility for valuing each Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

-------------------------------------------------------------------------------

General
-------

          Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

          Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

          Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

          The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

          Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

          For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

          Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

          If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

          Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, Alliance will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

          California Portfolio and Insured California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio and Insured California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

          New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities.

          Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

------------------------------------------------------------------------------

                      BROKERAGE AND PORTFOLIO TRANSACTIONS

------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, Alliance is responsible for the investment decisions and of placing of orders for portfolio securities for each of the Fund's Portfolios. Alliance determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by Alliance as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom Alliance maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless Alliance believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, Alliance may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to Alliance. Such services may be used by Alliance for all of its investment advisory accounts and, accordingly, not all such services may be used by Alliance in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by Alliance under the Advisory Agreement, and the expenses of Alliance will not necessarily be reduced as a result of the receipt of such information.

          The Fund may from time to time place orders for the purchase or sale of securities with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of Alliance. In such instances the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of Alliance. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended October 31, 2003, 2004 and 2005 the National, Insured National, California, Insured California and New York Portfolios incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Directors determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

-------------------------------------------------------------------------------

                               GENERAL INFORMATION

-------------------------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc.

          The authorized capital stock of the Fund presently consists of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the Insured National and National Portfolios and 9,050,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the SEC, each holder of stock may be entitled one vote for each dollar of net asset value per share of a class . Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board of Directors may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

          The Board of Directors is authorized to issue and sale shares of the Fund and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

          As of January 6, 2006, there were outstanding 1,135,304 voting shares of common stock of the Fund, including, 186,925 Class A shares, 10,238 Class B shares and 33,974 Class C shares of the National Portfolio; 0 Class A shares, 1,432 Class B shares and 20,575 Class C shares of the Insured National Portfolio; 266,333 Class A shares, 8,301 Class B shares and 488 Class C shares of the New York Portfolio; 425,722 Class A shares, 0 Class B shares and 4,208 Class C shares of the California Portfolio; and 177,108 Class A shares, 0
Class B shares and 0 Class C shares of the Insured California Portfolio.

          The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 6, 2006.

                                          NO. OF SHARES               % OF
NAME AND ADDRESS                          OF CLASS                    CLASS
----------------                          ------------                -----

NATIONAL PORTFOLIO
------------------
CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                     1,793,343             5.27%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      2,648,827             7.78%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th St. FL 3
New York, NY  10001-2402                        1,900,504             5.58%

CLASS B SHARES:
--------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        487,967            10.30%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       421,043             8.88%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                        444,249             9.37%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                     1,953,222            31.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        407,403             6.59%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                         418,559             6.77%

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th Str. FL 3
New York, NY  10001-2402                          281,140             4.55%

INSURED NATIONAL PORTFOLIO
--------------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 W. 34th St FL 3
New York, NY  10001-2402                          659,681             5.37%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        803,856             6.55%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                        590,739             4.81%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       701,718             5.72%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       284,733            18.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        103,610             6.80%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                         207,452            13.62%

CLASS C SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                          81,037             6.99%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       524,843            45.27%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         68,236             5.89%

NEW YORK PORTFOLIO
------------------

CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                         4,249,240            13.97%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      2,919,714             9.60%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                       1,979,077             6.51%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                     1,459,151             4.80%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           985,579             7.36%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       780,190             5.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      2,728,056            20.36%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           457,117            10.01%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486                     1,207,298            26.44%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        424,514             9.30%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                         279,991             6.13%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                             234,016             5.13%

CALIFORNIA PORTFOLIO
--------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                         6,933,920            12.83%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                           3,354,166             6.21%

MLPF&S
For the Sole Benefit of its Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                     4,785,230             8.85%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      3,912,071             7.24%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                      3,522,255             6.52%

CLASS B SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           519,761             4.93%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       702,519             6.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        793,773             7.53%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           982,819             8.58%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                     3,007,759            26.26%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        760,256             6.64%

INSURED CALIFORNIA PORTFOLIO
----------------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           756,959            10.90%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       729,195            10.50%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        653,780             9.41%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                         441,821             6.36%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       137,920            12.79%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         66,677             6.18%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA 23060-9245                          49,554             4.59%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                           355,122            27.24%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486                       299,467            22.97%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                             95,554             7.33%

Custodian
---------

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Municipal Income Fund, Inc. for the fiscal year ended October 31, 2005 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2005, was filed on Form N-CSR with the Commission on January 9, 2006. It is available without charge upon request by calling AGIS at (800) 227-4618.

------------------------------------------------------------------------------

                  APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

------------------------------------------------------------------------------

Securities Ratings
------------------

          The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


          Alliance generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, Alliance will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, Alliance will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, Alliance will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

          Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

          The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

          Investment Grade

          AAA - Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA - Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A - High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB - Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade

          BB - Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B - Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

          DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

          F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

          For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectuses.


00250.0157 #623500v3

                                     PART C
                                OTHER INFORMATION

ITEM 23.  Exhibits.
          ---------

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File
               Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Articles of Amendment dated and filed September 27, 1988 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (3) Articles Supplementary dated December 30, 1992 and filed December 31, 1992 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (4) Articles Supplementary dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (5) Articles Supplementary dated and filed May 3, 1993 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (6) Articles Supplementary dated November 30, 1993 and filed December 2, 1993 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (7) Articles Supplementary dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (8)  Articles Supplementary dated May 21, 1998 and filed July 6, 1998
               - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (9) Articles of Amendment dated March 19, 2003 and filed on March 20, 2003 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 30, 2004.

          (10) Amended and Restated Articles of Incorporation of the Registrant
               - To be filed by amendment.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 33 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on December 10, 2004.

     (c)  Not applicable.

     (d) Amended Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 33 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on December 10, 2004.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on February 3, 1997.

          (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 28, 2005.

          (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 28, 2005.


     (f)  Not applicable.

     (g) (1) Custodian Contract with State Street Bank and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant - Incorporated by reference to
               Exhibit 8(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Assignment to Registrant of the then existing Custodian Agreement between Alliance Tax-Free Income Fund, the predecessor of the Registrant, and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (h) (1) Transfer Agency Agreement between Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j)(1) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (j)(2) Consent of Independent Registered Public Accounting Firm - Filed herewith.


     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 30, 2004.

     (o)  Reserved.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (file Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 28, 2005.

     Other Exhibits:

               Powers of Attorney for: Marc O. Mayer, Ruth Block, David H. Dievler, John H. Dobkin and William H. Foulk, Jr. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 30, 2004.

               Power of Attorney for: Michael J. Downey - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 28, 2005.

               Powers of Attorney for: D. James Guzy and Marshall C. Turner, Jr.
               - To be filed by amendment.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.
          ----------------

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
          Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

          "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

     (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

     (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

     (3)  "Expenses" include attorney's fees.

     (4)  "Official capacity" means the following:

          (i) When used with respect to a director, the office of director in the corporation; and

          (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

          (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

     (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

          (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

               1.  Was committed in bad faith; or

               2.  Was the result of active and deliberate dishonesty; or

          (ii) The director actually received an improper personal benefit in money, property, or services; or

          (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

     (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

          (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

     (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

          (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

     (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

          (i) For a proceeding brought to enforce indemnification under this section; or

          (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provided otherwise.

     (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

     (d) Unless limited by the charter:

          (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

          (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

          (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

     (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

          (2)  Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

               (iii) By the stockholders.

          (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

          (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

     (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

          (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

     (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

     (i)  For purposes of this section:

          (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

          (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

          (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

     (j)  Unless limited by the charter:

          (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

          (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

          (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

     (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

          (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

          (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

     (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          "EIGHTH: . . . (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation."

          The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect AllianceBernstein Investment Research and Management, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation (and any amendments thereto), the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed as Exhibits (a), (d), and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

     (a) AllianceBernstein Investment Research and Management, Inc. is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:


          AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Cap Fund, Inc.
          AllianceBernstein Emerging Market Debt Fund, Inc.
          AllianceBernstein Exchange Reserves
          AllianceBernstein Focused Growth & Income Fund, Inc.
          AllianceBernstein Global Government Income Trust, Inc.
          AllianceBernstein Global Health Care Fund, Inc.
          AllianceBernstein Global Research Growth Fund, Inc.
          AllianceBernstein Global Strategic Income Trust, Inc.
          AllianceBernstein Global Technology Fund, Inc.
          AllianceBernstein Greater China '97 Fund, Inc.
          AllianceBernstein Growth and Income Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
          AllianceBernstein International Growth Fund, Inc.
          AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
          AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Real Estate Investment Fund, Inc.
          AllianceBernstein Short Duration Portfolio(1)
          AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Pooling Portfolios
          The AllianceBernstein Portfolios


_________________________________________________

(1)  This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.


     (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                         POSITIONS AND                      POSITIONS AND
                         OFFICES WITH                       OFFICES WITH
NAME                     UNDERWRITER                        REGISTRANT
----                     -----------                        ----------

Directors
---------
Marc O. Mayer            Chairman of the Board
                         and Director

Mark R. Manley           Director

Ranjani Nagaswami        Vice Chairman
                         and Director

Officers
--------
Marc O. Mayer            Chairman of the Board              President

Ranjani Nagaswami        Vice Chairman

Frederic L. Bloch        Executive Vice President and
                         President, U.S. Sales

Richard A. Davies        Executive Vice President and
                         Managing Director

Gerald M. Lieberman      Executive Vice President
                         and Chief Operating Officer

Kurt H. Schoknecht       Executive Vice President

Frank Speno              Executive Vice President

Andrew L. Gangolf        Senior Vice President and          Assistant
                         Assistant General Counsel          Secretary

Emilie D. Wrapp          Senior Vice President and
                         Assistant General Counsel          Secretary

Daniel A. Notto          Senior Vice President,
                         Counsel and Assistant
                         Secretary

Christopher S. Alpaugh   Senior Vice President

Audie G. Apple           Senior Vice President

Colin C. Aymond          Senior Vice President

Steven R. Barr           Senior Vice President and
                         Assistant Secretary

Adam J. Beaudry          Senior Vice President

Matthew F. Beaudry       Senior Vice President

Amy I. Belew             Senior Vice President

Susan H. Burton          Senior Vice President

Peter G. Callahan        Senior Vice President

Russell R. Corby         Senior Vice President

John W. Cronin           Senior Vice President

Robert J. Cruz           Senior Vice President

Jennifer M. DeLong       Senior Vice President

John C. Endahl           Senior Vice President

Adam E. Engelhardt       Senior Vice President

John Edward English      Senior Vice President

Edward J. Farrell        Senior Vice President and
                         Controller

Eric W. Frasier          Senior Vice President

Donald N. Fritts         Senior Vice President

Kenneth L. Haman         Senior Vice President

Joseph P. Healy          Senior Vice President

Mary V. Kralis Hoppe     Senior Vice President

Scott Hutton             Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President and
                         Assistant Treasurer

Victor Kopelakis         Senior Vice President

Henry Michael
Lesmeister               Senior Vice President

Eric L. Levinson         Senior Vice President

James F. Lyons           Senior Vice President and
                         Regional/Regent

Matthew P. Mintzer       Senior Vice President

Thomas F. Monnerat       Senior Vice President

Joanna D. Murray         Senior Vice President

Jeffrey A. Nye           Senior Vice President

Peter J. O'Brien         Senior Vice President

John J. O'Connor         Senior Vice President

Danielle Pagano          Senior Vice President

Catherine N. Peterson    Senior Vice President

Mark A. Pletts           Senior Vice President

James J. Posch           Senior Vice President and
                         Assistant Secretary

Robert E. Powers         Senior Vice President

Stephen C. Scanlon       Senior Vice President

John P. Schmidt          Senior Vice President

Raymond S. Sclafani      Senior Vice President

Eileen B. Sebold         Senior Vice President

Gregory K. Shannahan     Senior Vice President

Richard J. Sidell        Senior Vice President

Andrew D. Strauss        Senior Vice President

Peter J. Szabo           Senior Vice President

Joseph T. Tocyloski      Senior Vice President

David R. Turnbough       Senior Vice President

Craig E. Welch           Senior Vice President

Scott Whitehouse         Senior Vice President

Mark D. Gersten          Vice President                     Treasurer and
                         and Treasurer                      Chief Financial
                                                            Officer

Patrick E. Ryan          Vice President and
                         Chief Financial Officer

Jane E. Ackerman         Vice President

Margaret M. Bagley       Vice President

Mark H.W. Baltimore      Vice President

Kenneth F. Barkoff       Vice President

David A. Bedrick         Vice President

Laura J. Beedy           Vice President

Andrew Berger            Vice President

Gregory P. Best          Vice President

Robert G. Bjorge         Vice President

Michael J. Bodnar        Vice President

Richard A. Brink         Vice President



Brian Buehring           Vice President

Thomas E. Callahan       Vice President

Kevin T. Cannon          Vice President

Alice L. Chan            Vice President

Kyle E. Clapp            Vice President

Michael F. Connell       Vice President

Joseph D. Connell, Jr.   Vice President

Kenneth J. Connors       Vice President

Dwight P. Cornell        Vice President

Michael R. Crimmins      Vice President

Brett E. Dearing         Vice President

Raymond A. Decker        Vice President

Stephen J. Dedyo         Vice President

Darren K. DeSimone       Vice President

Janet B. DiBrita         Vice President

Ronald G. Dietrich       Vice President

Carmela Di Meo           Vice President

Joseph T. Dominguez      Vice President

Paul D. Eck              Vice President

Bernard J. Eng           Vice President

Michael J. Eustic        Vice President

Joao P. Flor             Vice President

Kevin T. Gang            Vice President

Daniel P. Gangemi        Vice President

Christine E. Gaze        Vice President

Mark A. Gessner          Vice President

Thomas R. Graffeo        Vice President

Matthew M. Green         Vice President

John G. Hansen           Vice President

Michael S. Hart          Vice President

George R. Hrabovsky      Vice President

David A. Hunt            Vice President

Dinah J. Huntoon         Vice President

Anthony D. Ialeggio      Vice President

Theresa Iosca            Vice President

Oscar J. Isoba           Vice President

Kumar Jagdeo II          Vice President

Joseph B. Kolman         Vice President

Gary M. Lang             Vice President

Christopher J. Larkin    Vice President

Laurel E. Lindner        Vice President

James M. Liptrot         Vice President and
                         Assistant Controller

Armando C. Llanes        Vice President

Jason N. Longo           Vice President

James P. Luisi           Vice President

Todd M. Mann             Vice President

Silvia Manz              Vice President

Osama Mari               Vice President

Kathryn Austin           Vice President
Masters

Craig S. McKenna         Vice President

Steven M. Miller         Vice President

Paul S. Moyer            Vice President

John F. Multhauf         Vice President

Andrew C. Murphy         Vice President, Chief
                         Compliance Officer and
                         Assistant Secretary

Jamie A. Nieradka        Vice President

Nicole Nolan-Koester     Vice President

Timothy J. O'Connell     Vice President

Joseph D. Ochoa          Vice President

John J. Onofrio          Vice President and
                         Assistant Treasurer

David D. Paich           Vice President

Todd P. Patton           Vice President

Leo J. Peters IV         Vice President

John D. Prosperi         Vice President

Carol H. Rappa           Vice President

Juhi Rathee              Vice President

Michelle T. Rawlick      Vice President

Heidi A. Richardson      Vice President

James A. Rie             Vice President

Joseph P. Rodriguez      Vice President

Miguel A.                Vice President
Rozensztroch

Thomas E. Sawyer         Vice President



Gordon R. Schonfeld      Vice President

Stuart L. Shaw           Vice President

Daniel S. Shikes         Vice President

Karen Sirett             Vice President

Rayandra E. Slonina      Vice President

Elizabeth M. Smith       Vice President

Ben H. Stairs            Vice President

Eileen Stauber           Vice President

Michael B. Thayer        Vice President

Elizabeth K. Tramo       Vice President

Benjamin H. Travers      Vice President

James R. Van Deventer    Vice President

Elsia M. Vasquez         Vice President

Marie R. Vogel           Vice President                     Assistant Secretary

Wayne W. Wagner          Vice President

Mark E. Westmoreland     Vice President

Paul C. Wharf            Vice President



Kevin M. Winters         Vice President

Jennifer M. Yi           Vice President

Moshe Aronov             Assistant Vice
                         President

Jire J. Baran            Assistant Vice
                         President

Gian D. Bernardi         Assistant Vice
                         President

Susan J. Bieber          Assistant Vice
                         President

Mark S. Burns            Assistant Vice
                         President

Daniel W. Carey          Assistant Vice
                         President

Maria Carreras           Assistant Vice
                         President

Judith A. Chin           Assistant Vice
                         President

Robyn L. Cohen           Assistant Vice
                         President

Michael C. Conrath       Assistant Vice
                         President

Robert A. Craft          Assistant Vice
                         President

Raymond L. DeGrazia      Assistant Vice
                         President

Marc DiFilippo           Assistant Vice
                         President

Ralph A. DiMeglio        Assistant Vice
                         President

Daniel Ennis             Assistant Vice
                         President

Robert A. Fiorentino     Assistant Vice
                         President

Lydia A. Fisher          Assistant Vice
                         President


Stephanie Y.             Assistant Vice
Giaramita                President


Michael F. Greco         Assistant Vice
                         President

Kelly P. Guter           Assistant Vice
                         President

Terry L. Harris          Assistant Vice
                         President

Junko Hisamatsu          Assistant Vice
                         President

Melanie M. Hoppe         Assistant Vice
                         President

Luis Martin Hoyos        Assistant Vice
                         President

Arthur F. Hoyt, Jr.      Assistant Vice
                         President

Dwayne A. Javier         Assistant Vice
                         President

Joseph D. Kearney        Assistant Vice
                         President

Elizabeth E. Keefe       Assistant Vice
                         President

Edward W. Kelly          Assistant Vice
                         President

Jung M. Kim              Assistant Vice
                         President

Junko Kimura             Assistant Vice
                         President

Ted R. Kosinski          Assistant Vice
                         President

Stephen J. Laffey        Assistant Vice                     Assistant Secretary
                         President
                         and Counsel

Gina L. Lemon            Assistant Vice
                         President

Evamarie C. Lombardo     Assistant Vice
                         President

Andrew J. Magnus         Assistant Vice
                         President

Matthew J. Malvey        Assistant Vice
                         President

Daniel K. McGouran       Assistant Vice
                         President

Christine M.             Assistant Vice
McQuinlan                President

Assimina Morales         Assistant Vice
                         President

Christina A. Morse       Assistant Vice                     Assistant Secretary
                         President and
                         Counsel

Troy E. Mosconi          Assistant Vice
                         President

Jennifer A. Mulhall      Assistant Vice
                         President

Alex E. Pady             Assistant Vice
                         President

Brian W. Paulson         Assistant Vice
                         President

Wandra M. Perry          Assistant Vice
-Hartsfield              President

Mark A. Quarno           Assistant Vice
                         President

Peter V. Romeo           Assistant Vice
                         President

Randi E. Rothstein       Assistant Vice
                         President

Jessica M. Rozman        Assistant Vice
                         President

Daniel A. Rudnitsky      Assistant Vice
                         President

Shane M. Sanders         Assistant Vice
                         President

Jennifer E. Scherz       Assistant Vice
                         President

Praveen Singh            Assistant Vice
                         President

Orlando Soler            Assistant Vice
                         President

Nancy D. Testa           Assistant Vice
                         President

Jay D. Tini              Assistant Vice
                         President

 Kari-Anna Towle         Assistant Vice
                         President

Kayoko Umino             Assistant Vice
                         President

Thomas M. Vitale         Assistant Vice
                         President



Joanna Wong              Assistant Vice
                         President

Eric J. Wright           Assistant Vice
                         President

Thomas M. Zottner        Assistant Vice
                         President


Mark R. Manley           Secretary


Colin T. Burke           Assistant Secretary

Adam R. Spilka           Assistant Secretary



     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 31st day of January, 2006.


                           ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.



                                    By: /s/  Marc O. Mayer*
                                             --------------
                                             Marc O. Mayer
                                             President





          Pursuant to the requirements of the Securities Act of l933, this Post-Effective Amendment No. 36 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


     Signature                        Title                 Date
     ---------                        -----                 ----

(1)  Principal
     Executive Officer:


     /s/  Marc O. Mayer*              President             January 31, 2006
     ------------------
          Marc O. Mayer


(2)  Principal Financial
     and Accounting Officer:


     /s/  Mark D. Gersten             Treasurer and         January 31, 2006
     -----------------------          Chief Financial
          Mark D. Gersten             Officer


(3)  Directors:

     Marc O. Mayer*
     Ruth S. Block*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*


*By  /s/  Emilie D. Wrapp                                   January 31, 2006
     ------------------------
          Emilie D. Wrapp
         (Attorney-in-fact)

                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.    Description of Exhibits
-----------    -----------------------



(i)            Opinion and Consent of Seward & Kissel LLP



(j)(1)         Consent of Independent Registered Public Accounting Firm

(j)(2)         Consent of Independent Registered Public Accounting Firm




00250.0157 #623979